EXHIBIT 99.4


                                                             [EXECUTION COPY]
                             CREDIT AGREEMENT,

                        dated as of October 6, 2000

                                   among

                               WARNACO INC.,
                           as the U.S. Borrower,

                          DESIGNER HOLDINGS, LTD.,
                            as the Sub Borrower,

                    AUTHENTIC FITNESS PRODUCTS INC. AND
               THOSE OTHER WHOLLY-OWNED DOMESTIC SUBSIDIARIES
                       DESIGNATED FROM TIME TO TIME,
                       as the Warnaco Sub Borrowers,

                             WARNACO (HK) LTD.,
                               WARNACO B.V.,
                        WARNACO NETHERLANDS B.V. and
                           WARNACO HOLLAND B.V.,
                         as the Foreign Borrowers,

                          THE WARNACO GROUP, INC.,

                      CERTAIN FINANCIAL INSTITUTIONS,
                              as the Lenders,

                             SOCIETE GENERALE,
                 as the Documentation Agent for the Lenders

                              CITIBANK, N.A.,
                  as the Syndication Agent for the Lenders

                        THE BANK OF NOVA SCOTIA and
                           BANK OF AMERICA, N.A.
                           as the Fronting Banks

                                    and

                          THE BANK OF NOVA SCOTIA,
                as the Administrative Agent for the Lenders.

                  Co-Lead Arrangers and Co-Book Managers:

                          THE BANK OF NOVA SCOTIA
                                    and
                         SALOMON SMITH BARNEY, INC.
                              CREDIT AGREEMENT




        THIS CREDIT AGREEMENT, dated as of October 6, 2000 (which shall be a "Covered Facility" under (and as defined in) the Loan Documents referred to below), is among WARNACO INC., a Delaware corporation (the "U.S. Borrower"), DESIGNER HOLDINGS, LTD., a Delaware corporation (the "Sub Borrower"), AUTHENTIC FITNESS PRODUCTS INC., a Delaware corporation ("Authentic Fitness Products") and the other wholly-owned Domestic Subsidiaries of (and designated by) THE WARNACO GROUP, INC., a Delaware corporation ("Group") from time to time in accordance with Section 11.18 and set forth from time to time on Schedule I annexed hereto (the "Warnaco Sub Borrowers"), WARNACO (HK) LTD., a company organized under the laws of Barbados ("Warnaco (HK)"), WARNACO B.V., a company organized under the laws of The Netherlands ("Warnaco B.V."), WARNACO NETHERLANDS B.V., a company organized under the laws of The Netherlands ("Warnaco Netherlands"), WARNACO HOLLAND B.V., a company organized under the laws of The Netherlands ("Warnaco Holland"; together with Warnaco (HK), Warnaco B.V. and Warnaco Netherlands, the "Foreign Borrowers"), the various financial institutions as are or may become parties hereto (collectively, the "Lenders"), SOCIETE GENERALE ("SG"), as documentation agent (in such capacity, the "Documentation Agent") for the Lenders, CITIBANK, N.A. ("Citibank"), as syndication agent (in such capacity, the "Syndication Agent") for the Lenders, THE BANK OF NOVA SCOTIA ("Scotiabank"), as administrative agent (in such capacity, the "Administrative Agent") for the Lenders, Scotiabank and Bank of America, N.A., as the Fronting Banks, Scotiabank and Citibank, as the managing agents (in such capacity, the "Managing Agents") for the Lenders and Scotiabank and Salomon Smith Barney, Inc. ("SSBI") as co-lead arrangers and co-book managers (the "Arrangers").


                            W I T N E S S E T H:
                            -------------------

        WHEREAS, the Borrowers, Group and Scotiabank are parties to the Credit Agreement, dated as of July 27, 2000 (as amended, supplemented, amended and restated or otherwise modified prior to the date hereof, the "Interim Credit Agreement"), pursuant to which, Scotiabank has issued letters of credit for the account of the Borrowers and certain Subsidiaries of Group (the "Interim Letters of Credit");

        WHEREAS, under the Amended Trade Credit Agreement (as defined below), Scotiabank has issued letters of credit (the "Existing Letters of Credit"), created acceptances (the "Existing Acceptances") and made loans (the "Existing Loans") to or for the account of one or more Borrowers and certain Subsidiaries of certain Borrowers (including, in some cases, their respective divisions);

        WHEREAS, pursuant to this Agreement the Borrowers desire to obtain Commitments from the Lenders and the Fronting Banks pursuant to which

               (a) the Interim Letters of Credit will for all purposes be deemed to be "Letters of Credit" issued under the terms of this Agreement and, furthermore, additional Letters of Credit will from time to time be issued by the Fronting Banks for the account of certain Obligors for the purposes set forth in
        Section 8.1.2 and, under the several obligations hereunder, each of the Lenders will participate in such Letters of Credit (including all Interim Letters of Credit);

               (b) Acceptances will be created by the Fronting Banks for the account of certain Obligors for the purposes set forth in
        Section 8.1.2 and each of the Lenders will participate in such Acceptances; and

               (c) Loans will be made by the Fronting Banks to the Borrowers for the purposes set forth in Section 8.1.2 and each of the Lenders will participate in or make such Loans; and

        WHEREAS, the Fronting Banks and the Lenders are willing, on the terms and subject to the conditions hereinafter set forth (including
Article VI), to extend such Commitments hereunder, make and participate in such Loans, issue and participate in such Letters of Credit and create and participate in such Acceptances;

        NOW, THEREFORE, the parties hereto agree as follows:


                                 ARTICLE I
                      DEFINITIONS AND ACCOUNTING TERMS

        SECTION 1.1. Defined Terms. The following terms (whether or not underscored) when used in this Agreement, including its preamble and recitals, shall, except where the context otherwise requires, have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

        "Acceptance" means, collectively, all acceptances created by either Fronting Bank under this Agreement.

        "Acceptance Availability" means, at any time, the then existing Commitment Amount minus the sum of (i) the outstanding principal amount of all Loans plus (ii) the amount of all Acceptance Obligations plus (iii) all Letter of Credit Outstandings.

        "Acceptance Commitment" means each Fronting Bank's obligation to create Acceptances pursuant to Section 2.1.2.

        "Acceptance Obligations" means the sum of (a) the aggregate face amount of all unmatured Acceptances plus (b) the aggregate face amount of all unpaid and outstanding Acceptance Reimbursement Obligations.

        "Acceptance Reimbursement Obligation" is defined in Section 4.6.

        "Administrative Agent" is defined in the preamble and includes each other Person as shall have subsequently been appointed as the successor Administrative Agent pursuant to Section 10.4.

        "Agent" means, as the context may require, the Administrative Agent, the Documentation Agent and/or the Managing Agents.

        "Agreement" means, on any date, this Credit Agreement as originally in effect on the Effective Date and as thereafter from time to time amended, supplemented, amended and restated, or otherwise modified and in effect on such date.

        "Aggregate Amount" of any Lender means, as of the Effective Date, the amount set forth on Schedule V attached hereto (which assumes that all extensions of credit under the Amended Trade Credit Agreement and the Bilateral Agreements have been repaid in full), as modified from time to time after the Effective Date as a result of assignments under the Amended Trade Credit Agreement or in accordance with Section 11.11.1.

        "Alternate Base Rate" means, on any date and with respect to all Base Rate Loans, a fluctuating rate of interest per annum equal to the higher of

               (a) the rate of interest most recently established by Scotiabank at its Domestic Office as its base rate for Dollar loans; and

               (b) the Federal Funds Rate most recently determined by the Administrative Agent plus 1/2 of 1%.

The Alternate Base Rate is not necessarily intended to be the lowest rate of interest determined by Scotiabank in connection with extensions of credit. Changes in the rate of interest on that portion of any Loans maintained as Base Rate Loans will take effect simultaneously with each change in the Alternate Base Rate. The Administrative Agent will give notice promptly to the U.S. Borrower of changes in the Alternate Base Rate.

        "Amended Trade Credit Agreement" means the Sixth Amended and Restated Credit Agreement, dated as of November 17, 1999 (as further amended, supplemented, waived or otherwise modified from time to time), among the Borrowers, Group, certain financial institutions, SG, as the documentation agent, Citibank, as the syndication agent and Scotiabank as the administrative agent and the fronting bank.

        "Amended Trade Termination Date" means the date on which all Obligations under (and as defined in) the Amended Trade Credit Agreement are paid in cash in full and all Existing Letters of Credit and Existing Acceptances have terminated or expired.

        "Applicable Exchange Rate" shall mean, on any day, with respect to any Qualified Foreign Currency, the foreign exchange rate reflected in The Wall Street Journal at which Dollars were offered on the preceding Business Day for such Qualified Foreign Currency; provided, however, that if for any reason, no such rate is provided, the Administrative Agent may use any reasonable method it deems appropriate for leading commercial banks to determine such rate, and such determination shall be conclusive absent manifest error.

        "Applicable Location" means (i) except as provided in clauses (ii) and (iii), New York, (ii) except as provided in clause (iii), in the case of Non-U.S. Letters of Credit issued for the account of the Foreign Borrowers, London, and (iii) in the case of Non-U.S. Letters of Credit issued for the account of Warnaco (HK), Hong Kong.

        "Applicable Margin" means, on any date, a percentage per annum determined by reference to the Debt Rating in effect on such date as determined by reference to clause (a) of Section 2.4 of the Modification Agreement, with all other terms of the Modification Agreement to which reference is made in such Section, together with all related definitions and ancillary provisions, being hereby incorporated into this Agreement by this reference as though specifically set forth in this definition) less the Applicable Percentage in effect from time to time in accordance with clause (c) of Section 2.4 of the Modification Agreement.

        "Applicable Time" shall mean (i) except as provided in clauses (ii) and (iii), New York time, (ii) except as provided in clause (iii), in the case of actions or notices by or relating to the Foreign Borrowers, London time, and (iii) in the case of any actions or notices by or relating to Warnaco (HK), Hong Kong time.

        "Arrangers" is defined in the preamble.

        "Assignee Lender" is defined in Section 11.11.1.

        "Authentic Fitness Products" is defined in the preamble.

        "Authorized Officer" means, relative to any Borrower or any other Obligor, those of its officers whose signatures and incumbency shall have been certified to the Managing Agents and the Lenders pursuant to Section 6.1.1.

        "BofA" means Bank of America, N.A..

        "Base Rate Loan" means a Loan bearing interest at a fluctuating rate determined by reference to the Alternate Base Rate.

        "Bilateral Agreements" means the agreements identified in items B.6 and B.8 of Schedule II of the Intercreditor Agreement.

        "Borrowers" means, collectively, the U.S. Borrower, the Foreign Borrowers, the Warnaco Sub Borrowers and the Sub Borrower.

        "Borrowing" means the making of Loans of the same type and, in the case of LIBO Rate Loans, having the same Interest Period by a Fronting Bank (on the Effective Date or otherwise) following a Disbursement or the maturity of an Acceptance and the funding of a Lender's Percentage of such Loans, in each case in accordance with the terms of this Agreement; provided, that each Fronting Bank will be obligated only to make Loans in respect of Disbursements under Letters of Credit and upon the maturity of Acceptances, in each case issued or created by such Fronting Bank.

        "Borrowing Request" means a loan request and certificate duly executed by an Authorized Officer of a Borrower, substantially in the form of Exhibit C hereto.

        "Business Day" means

               (a) any day which is neither a Saturday or Sunday nor a legal holiday on which banks are authorized or required to be closed (i) in, except as provided in clauses (ii) and (iii), New York or, (ii) except as provided in clause (iii), in the case of actions relating to the Foreign Borrowers, in London, or (iii) in the case of actions relating to Warnaco (HK), in Hong Kong; and

               (b) relative to the making, continuing, prepaying or repaying of any LIBO Rate Loans, any day on which dealings in Dollars are carried on in the London interbank market.

        "Calculation Date" shall mean (a) the last Business Day of each calendar month and (b) at any time when the sum of the outstanding principal amount of all Loans plus the amount of all Acceptance Obligations plus all Letter of Credit Outstandings exceeds 95% of the then-existing Commitment Amount, the last Business Day of each calendar week (or at the option of the Administrative Agent any longer period).

        "Citibank" is defined in the preamble.

        "Commitment" means, as the context may require, the Loan
Commitment, Letter of Credit Commitment or Acceptance Commitment.

        "Commitment Amount" means $400,000,000, as the Commitment Amount may be permanently reduced pursuant to Section 2.2; provided, that such amount is inclusive of the aggregate Stated Amount of the Interim Letters of Credit deemed to be issued on the Effective Date under this Agreement, and, further, the availability under the Commitment Amount on any day shall (for purposes of other than calculating the Facility Fee) be decreased by the Existing Amount on such day, after giving effect to any Credit Extensions made to refinance Disbursements under Existing Letters of Credit or Existing Acceptances.

        "Commitment Termination Date" means the earliest of

               (a)  August 12, 2002;

               (b) the date on which the Commitment Amount is terminated in full or reduced to zero pursuant to Section 2.2; and

               (c)  the date on which any Commitment Termination Event occurs.

Upon the occurrence of any event described in clause (b) or (c), the Commitments to make further Credit Extensions to the Obligors shall terminate automatically and without any further action.

        "Commitment Termination Event" means

               (a)  the occurrence of a Bankruptcy Event; or

               (b) the occurrence and continuance of any other Event of Default and either (i) the declaration by the Majority Lenders (or, if the Termination Date has not yet occurred, then the Required Lenders) of the Obligations to be due and payable pursuant to
        Section 9.3, or (ii) in the absence of such declaration, the giving of notice by the Administrative Agent, acting at the direction of the Majority Lenders (or, if the Termination Date has not yet occurred, then the Required Lenders pursuant to Section 5.1 of the Modification Agreement), to the U.S. Borrower that the Commitments have been terminated.

        "Continuation/Conversion Notice" means a notice of continuation or conversion and certificate duly executed by an Authorized Officer of a Borrower, substantially in the form of Exhibit D hereto.

        "Credit Extension" means and includes

               (a) the advancing of any Loans by the Lenders in connection with a Borrowing (including the making of a Loan by either Fronting Bank to a Borrower on a Disbursement Date or the Maturity Date of an Acceptance, in each case issued or created by such Fronting Bank and the refunding and refinancing of such Loans by the Lenders); and

               (b) any (i) issuance or extension by either Fronting Bank of a Letter of Credit or (ii) creation by either Fronting Bank of an Acceptance.

        "Default" means any Event of Default or any condition, occurrence or event which, after notice or lapse of time or both, would constitute an Event of Default.

        "Designation and Release Certificate" means the Designation and Release Certificate, substantially in the form of Exhibit G attached hereto, executed and delivered by Group pursuant to Section 11.18.

        "Disbursement" means any payment by a Fronting Bank made under a Letter of Credit issued by such Fronting Bank to the applicable Letter of Credit Beneficiary.

        "Disbursement Date" is defined in Section 4.5.

        "Documents" means all bills of lading, air waybills, ocean bills, warehouse (and other) receipts and other documents, instruments or other evidence of title issued in connection with the Letters of Credit.

        "Documentation Agent" is defined in the preamble and includes each other Person as shall have subsequently been appointed as the successor Documentation Agent pursuant to Section 10.4.

        "Domestic Office" means, relative to any Lender, the office of such Lender designated as such below its signature hereto or designated in the Lender Assignment Agreement or such other office of a Lender (or any successor or assign of such Lender) within the United States as may be designated from time to time by notice from such Lender, as the case may be, to each other Person party hereto.

        "Domestic Subsidiary" means any Subsidiary of Group (other than the U.S. Borrower) organized under the laws of the United States or any state thereof.

        "Draft" means and includes any draft, bill, cable or written demand for payment or receipt drawn or issued under a Letter of Credit.

        "Drawer" is defined in Section 4.1.3.

        "Effective Date" means the date this Agreement becomes effective pursuant to Section 11.8.

        "Effective Date Loans" is defined in clause (b) of Section 2.1.1.

        "Event of Default" is defined in Section 9.1.

        "Excess" is defined in Section 11.16.

        "Existing Acceptances" is defined in the second recital.

        "Existing Amount" means (without duplication), the sum of (i) the outstanding extensions of credit under the Bilateral Agreements and (ii) the aggregate stated amount of all undrawn Existing Letters of Credit outstanding, the aggregate face amount of outstanding unmatured Existing Acceptances, the aggregate amount of unpaid obligations of the Borrowers to reimburse Scotiabank for disbursements under Existing Letters of Credit and under Existing Acceptances and the outstanding principal amount of Existing Loans, in each case from time to time under the Amended Trade Credit Agreement.

        "Existing Letters of Credit" is defined in the second recital.

        "Existing Loans" is defined in the second recital.

        "Facility Fee" is defined in Section 3.3.4.

        "Federal Funds Rate" means, for any period, a fluctuating interest rate per annum equal for each day during such period to

               (a) the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day in New York) by the Federal Reserve Bank of New York; or

               (b) if such rate is not so published for any day which is a Business Day in New York, the average of the quotations for such day on such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by it.

If for any reason the Administrative Agent shall have determined (which determination shall be conclusive, absent manifest error) that it is unable to ascertain the Federal Funds Rate for any reason, including the inability or failure of the Administrative Agent to obtain sufficient bids or publications in accordance with the terms hereof, the rate announced by the Administrative Agent at its New York Agency as its "Base Rate New York" shall be the Alternate Base Rate until the circumstances giving rise to such inability no longer exists.

        "Fee Letter" means, collectively, the confidential fee letter, dated as of the date hereof between the U.S. Borrower and the Administrative Agent and the confidential fee letter, dated as of the date hereof, between the U.S. Borrower and BofA, in each case as the same may have been amended, supplemented or otherwise modified from time to time.

        "for the account of", "for its account" and similar phrases used in this Agreement with reference to Acceptances mean Acceptances created for the account of such Person, on the behalf of such Person or at the direction of such Person.

        "Foreign Borrowers" is defined in the preamble.

        "Fronting Bank" means, collectively, Fronting Bank(BNS) and Fronting Bank(BofA), in each case in their capacity as an issuer of Letters of Credit and creator of Acceptances (in each case, regardless of which office, branch or agency of Scotiabank or BofA issues a Letter of Credit or creates an Acceptance) and in their capacity as a Lender of Loans made prior to a Funding Date pursuant to the terms of this Agreement.

        "Fronting Bank(BNS)" means Scotiabank, in its capacity as a Fronting Bank.

        "Fronting Bank(BofA)" means Bank of America, N.A., in its capacity as a Fronting Bank.

        "F.R.S. Board" means the Board of Governors of the Federal Reserve System or any successor thereto.

        "Funding Date" is defined in clause (c) of Section 2.3.

        "Goods" means, collectively, all goods (including all inventory), wares, merchandise and other commodities purchased by or shipped to or to the order of a Borrower under or by virtue of or in connection with the issuance of a Letter of Credit.

        "Group" is defined in the preamble.

        "Guaranty" means, collectively, the Parent Guaranty and the Domestic Subsidiary Guaranty, in each case as amended, supplemented, amended and restated or otherwise modified from time to time.

        "herein", "hereof", "hereto", "hereunder" and similar terms contained in this Agreement or any other Trade Document refer to this Agreement or such other Trade Document, as the case may be, as a whole and not to any particular Section, paragraph or provision of this Agreement or such other Trade Document.

        "including" means including without limiting the generality of any description preceding such term.

        "Indemnified Liabilities" is defined in Section 11.4.

        "Indemnified Parties" is defined in Section 11.4.

        "Intercreditor Agreement" means the Intercreditor Agreement, dated as of the date hereof (as amended, supplemented, amended and restated or otherwise modified from time to time in accordance with Section 2.2 of the Intercreditor Agreement) among Group, certain of its Subsidiaries, the U.S. Borrower, Scotiabank, as administrative agent, Scotiabank and SSBI as lead arrangers, Scotiabank and Citibank, as debt coordinators, Scotiabank, SSBI, Morgan, Commerzbank and SG, as arrangers, certain other financial institutions from time to time parties thereto and the Collateral Trustee, in the form of Exhibit H attached hereto.

        "Interest Period" means, relative to any LIBO Rate Loans, the period beginning on (and including) the date on which such LIBO Rate Loan is made as a LIBO Rate Loan pursuant to Section 2.3 or 2.4 and ending on (but excluding) the day which numerically corresponds to such date three or six months thereafter (or, if such month has no numerically corresponding day, on the last Business Day of such month); provided, however, that

               (a) Interest Periods commencing on the same date for Loans comprising part of the same Borrowing shall be of the same duration;

               (b) if such Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall end on the next following Business Day (unless such next following Business Day is the first Business Day of a calendar month, in which case such Interest Period shall end on the Business Day next preceding such numerically corresponding day); and

               (c) no Interest Period may end later than the Stated Maturity Date for such Loan, and in furtherance thereof (notwithstanding any provision of any Trade Document to the contrary), if any Loan is made (or continued) as a LIBO Rate Loan on or subsequent to May 12, 2002, the last day of the Interest Period for such Loan shall be August 12, 2002.

        "Interim Credit Agreement" is defined in the first recital.

        "Interim Loans" means, collectively, all loans made to Group or any Subsidiary of Group from (and including) July 27, 2000 through the Effective Date, the proceeds of which were applied (directly or indirectly) to reimburse disbursements under letters of credit issued for the benefit of Group or any of its Subsidiaries, as certified by Group pursuant to
Section 6.1.3 and further set forth in Schedule III hereto.

        "Issuance Request" means either (i) a request delivered by a Borrower to Fronting Bank(BNS) in accordance with the provisions of the Tradexpress Agreement or to Fronting Bank(BofA) in accordance with the provisions of the MicroTrade Agreement or (ii) a request and certificate duly executed by an Authorized Officer of a Borrower and delivered to either Fronting Bank, in substantially the form of Exhibit B attached hereto (with such changes thereto as may be agreed upon from time to time by the Administrative Agent and the U.S. Borrower).

        "Joinder Agreement" means the Joinder Agreement, substantially in the form of Exhibit F attached hereto, executed and delivered by each Warnaco Sub Borrower in accordance with Section 11.18 and in effect until such Warnaco Sub Borrower shall become a Released Borrower.

        "Lender Assignment Agreement" means a Lender Assignment Agreement substantially in the form of Exhibit E hereto.

        "Lenders" is defined in the preamble.

        "Letter of Credit" means, collectively, the Interim Letters of Credit and the other letters of credit issued from time to time on and after the Effective Date under the terms of this Agreement.

        "Letter of Credit Availability" means, at any time, the then existing Commitment Amount minus the sum of (i) the aggregate outstanding principal amount of all Loans, plus (ii) the aggregate amount of all Letter of Credit Outstandings plus (iii) Acceptance Obligations.

        "Letter of Credit Beneficiary" means a beneficiary of a Letter of Credit.

        "Letter of Credit Commitment" means, as to a particular Fronting Bank, such Fronting Bank's obligation to issue Letters of Credit pursuant to Section 2.1.2.

        "Letter of Credit Outstandings" means, at any time, an amount equal to the sum of

               (a) the aggregate Stated Amount at such time of all Letters of Credit then outstanding and undrawn (as such aggregate Stated Amount shall be adjusted, from time to time, as a result of drawings, the issuance of Letters of Credit, or otherwise), plus

               (b) the then aggregate amount of all unpaid and outstanding Reimbursement Obligations.

        "LIBO Rate" is defined in Section 3.2.1.

        "LIBO Rate Loan" means a Loan bearing interest, at all times during an Interest Period applicable to such Loan, at a fixed rate of interest determined by reference to the LIBO Rate (Reserve Adjusted).

        "LIBO Rate (Reserve Adjusted)" is defined in Section 3.2.1.

        "LIBOR Office" means, relative to any Lender, the office of such Lender designated as such below its signature hereto or designated in the Lender Assignment Agreement or such other office of any Lender as designated from time to time by notice from such Lender to the U.S. Borrower and the Administrative Agent, whether or not outside the United States, which shall be making or maintaining LIBO Rate Loans hereunder.

        "LIBOR Reserve Percentage" is defined in Section 3.2.1.

        "Loan Commitment" means, as to a particular Fronting Bank, such Fronting Bank's (in such capacity) obligation to make Loans to the Borrowers on (a) a Disbursement Date and (b) an Acceptance maturity date, in each case only as to Letters of Credit and Acceptances issued or created by such Fronting Bank.

        "Loans" is defined in Section 2.1.1.

        "L/C Reimbursement Obligation" is defined in Section 4.6.

        "Majority Lenders" means, at any time (and without duplication), Lenders holding more than 50% of the then aggregate outstanding principal amount of the Loans, face amount of Letters of Credit and stated amount of Acceptances or, if no Loans, Letters of Credit and/or Acceptances are then outstanding, Lenders obligated to make (or risk participate in) more than 50% of Loans, Letters of Credit and Acceptances (or, if Commitments have been terminated, then as in effect immediately prior to such termination); provided, that so long as either Fronting Bank (in such capacity) has any Loans, Letters of Credit or Acceptances outstanding and owing to it from any Borrower, each Lender will be deemed to have outstanding and owing to it a principal amount equal to such Lender's Percentage multiplied by the aggregate outstanding principal amount of Loans, face amount of Letters of Credit and stated amount of Acceptances owing to each Fronting Bank.

        "Managing Agents" is defined in the preamble.

        "Material Adverse Effect" means a material adverse effect on (a) the rights and remedies of any Managing Agent or Lender under any Trade Document or (b) the validity or enforceability of any Trade Document.

        "Maturity Date" means, relative to any Acceptance, the date of maturity therefor.

        "Maximum Rate" is defined in Section 11.16.

        "MicroTrade Agreement" means the Electronic Services Agreement for Letters of Credit and Related Services, dated as of the date hereof and executed and delivered by the U.S. Borrower, certain Obligors and BofA, as amended, supplemented and amended and restated or otherwise modified from time to time.

        "Modification Agreement" means the Amendment, Modification, Restatement and General Provisions Agreement, dated as of the date hereof (as amended, supplemented, amended and restated or otherwise modified from time to time in accordance with Section 9.2 of the Modification Agreement), among Group, certain of its Subsidiaries, the U.S. Borrower, certain Subsidiaries of Group, Scotiabank and Citibank, as debt coordinators, Scotiabank, as administrative agent and the Collateral Trustee, in the form of Exhibit I attached hereto.

        "Non-U.S. Letter of Credit" means any Letter of Credit which provides for the payment of drawings in a Qualified Foreign Currency.

        "Note" means any promissory note of any Borrower payable to the order of any Lender (including each Fronting Bank), in the form of Exhibit A (as any such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Debt of such Borrower to such Lender resulting from outstanding Loans made by such Lender, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

        "Obligations" has the meaning set forth in the Modification Agreement, as such definition is applicable to Obligations of Group, the Borrowers and each other Obligor arising under or in connection with this Agreement, the Notes, any Letter of Credit, any Acceptance and each other Trade Document.

        "Obligor" means Group, the Borrowers and each other Person (other than the Agents, the Fronting Banks and the Lenders) obligated under any Loan Document.

        "Order" is defined in clause (b) of Section 4.6.

        "Organic Document" means, relative to any Obligor, as applicable, its certificate of incorporation, by-laws, certificate of formation or limited liability company agreement, and all shareholder agreements, voting trusts and similar arrangements applicable to any of the authorized shares of Equity Interests or other ownership interest of such Obligor.

        "Participant" is defined in Section 11.11.2.

        "Percentage" means, relative to any Lender, the percentage set forth opposite its name on Schedule II hereto as its percentage of the Commitment Amount on the Effective Date (including as reduced due to such Lender's obligations under the Amended Trade Credit Agreement and, in the case of Citibank and Standard Chartered, under their Bilateral Agreements) or set forth in a Lender Assignment Agreement, as such percentage may be adjusted from time to time pursuant to the terms hereof or a Lender Assignment Agreement executed by such Lender and its Assignee Lender and delivered pursuant to Section 11.11.1. At all times prior to the Amended Trade Termination Date and the termination of obligations under the Bilateral Agreements, the Percentage of a Lender will be calculated from time to time on any given date by the Administrative Agent, reflecting the aggregate outstanding amount, prior to the termination of the Bilateral Agreements and the Amended Trade Credit Agreement, of a Lender's commitment less amounts outstanding under the Bilateral Agreements (in the case of Citibank and Standard Chartered) and amounts outstanding under the Amended Trade Credit Agreement (in the case of all Lenders) and, as a result, a Lender's Percentage may increase or decrease at times prior to the Amended Trade Termination Date and the termination of obligations under the Bilateral Agreements, with the Administrative Agent's calculation being conclusive absent manifest error.

        "Qualified Foreign Currency" means any currency other than Dollars which is approved by the Administrative Agent in its sole discretion and, in any event, for which both an Applicable Exchange Rate and a Spot Exchange Rate may be calculated.

        "Quarterly Payment Date" means the first day of each April, July, October and January or, if any such day is not a Business Day in New York, the next succeeding Business Day in New York.

        "Received Amount" is defined in clause (c) of Section 4.6.

        "Reimbursement Obligation" is defined in clause (a) of Section 4.6.

        "Released Borrower" is defined in clause (b) of Section 11.18.

        "Reset Date" is defined in Section 5.7.

        "SG" is defined in the preamble.

        "Scotiabank" is defined in the preamble.

        "Spot Exchange Rate" shall mean, on any date of determination with respect to any Qualified Foreign Currency, the spot rate at which Dollars are offered on such day by Scotiabank in the Applicable Location for such Qualified Foreign Currency at approximately 11:00 a.m. (Applicable Time); provided, however, that if for any reason, no such spot rate is being quoted, the Administrative Agent shall use the Applicable Exchange Rate for such Qualified Foreign Currency.

        "SSBI" is defined in the preamble.

        "Standard Chartered" means Standard Chartered Bank.

        "Stated Amount" of each Letter of Credit means the maximum amount of such Letter of Credit that may then be drawn under such Letter of Credit whether or not the conditions for drawing thereunder have been met.

        "Stated Expiry Date" is defined in clause (c) of Section 4.1.1.

        "Stated Maturity Date" means, in the case of any Loan, the date which is six months following the date of the making of such Loan (in the case of a Loan initially made as a LIBO Rate Loan) or (in the case of a Loan initially made as a Base Rate Loan), the date that is 180 days after the making of such Loan or, in all cases (if earlier), August 12, 2002.

        "Stated Rate" is defined in Section 11.16.

        "Sub Borrower" is defined in the preamble.

        "Syndication Agent" is defined in the preamble.

        "Trade Document" means this Agreement, each Note, the Tradexpress Agreement, the MicroTrade Agreement, each Joinder Agreement, each Fee Letter and each other agreement, document or instrument delivered in connection with this Agreement, whether or not specifically mentioned herein, together with any amendments, supplements or modifications hereof or thereof.

        "Trade Termination Date"means the date on which all Commitments have terminated, all Letters of Credit have expired, all Acceptances have matured and all Obligations have been paid and performed in full.

        "Tradexpress Agreement" means the Tradexpress Agreement executed and delivered by the U.S. Borrower, certain Obligors and Scotiabank (including any Tradexpress Teletransmission Agreement executed and delivered by any Warnaco Sub Borrower in connection with any Joinder Agreement), as amended, supplemented, amended and restated or otherwise modified from time to time.

        "type" means relative to any Loan, the portion thereof, if any, being maintained as a Base Rate Loan or a LIBO Rate Loan.

        "UCP" is defined in Section 11.15.

        "United States" or "U.S." means the United States of America, its fifty States and the District of Columbia.

        "U.S. Borrower" is defined in the preamble.

        "U.S. Dollar Equivalent" means, with respect to any Non-U.S. Letter of Credit, the amount determined as provided in Section 4.1.2.

        "U.S. Letter of Credit" means any Letter of Credit which provides for the payment of drawings in Dollars.

        "Usury Restraint" is defined in Section 11.16.

        "Warnaco Sub Borrower" is defined in the preamble.

        SECTION 1.2. Use of Defined Terms. Unless otherwise defined or the context otherwise requires, (i) terms for which meanings are provided in this Agreement shall have such meanings when used in each Note, Borrowing Request, Continuation/Conversion Notice, Trade Document, notice and other communication delivered from time to time in connection with this Agreement or any other Trade Document and (ii) furthermore, unless otherwise defined herein or the context otherwise requires, terms defined in the Modification Agreement and the Intercreditor Agreement, when used in this Agreement and each other Trade Document, shall have the meanings set forth in the Modification Agreement or Intercreditor Agreement, as applicable.

        SECTION 1.3. Cross-References. Unless otherwise specified, references in this Agreement and in each other Trade Document to any Article or Section are references to such Article or Section of this Agreement or such other Trade Document, as the case may be, and, unless otherwise specified, references in any Article, Section or definition to any clause are references to such clause of such Article, Section or definition.

        SECTION 1.4. Accounting and Financial Determinations. Unless otherwise specified, all accounting terms used herein shall be interpreted, all accounting determinations and computations hereunder shall be made, and all financial statements required to be delivered hereunder or thereunder shall be prepared in accordance with, GAAP.


                                 ARTICLE II
                COMMITMENTS, BORROWING PROCEDURES AND NOTES

        SECTION 2.1. Commitments. On the terms and subject to the conditions of this Agreement (including Article VI), each Lender severally agrees as follows:

        SECTION 2.1.1. Loan Commitment. Subject to the terms of this Agreement (including Article VI)

               (a) each Fronting Bank severally agrees that it will from time to time on any Business Day occurring prior to the Commitment Termination Date, make loans (the "Loans") to (i) the U.S. Borrower (in the case of each Letter of Credit issued by (and only by) such Fronting Bank and each Acceptance created by (and only by) such Fronting Bank for the account of the U.S. Borrower or a Subsidiary thereof), (ii) the Foreign Borrowers (in the case of each U.S. Letter of Credit and each Non-U.S. Letter of Credit issued by (and only by) such Fronting Bank for the account of such Foreign Borrower), (iii) each Warnaco Sub Borrower (in the case of each Letter of Credit issued by (and only by) such Fronting Bank and each Acceptance created by (and only by) such Fronting Bank for the account of such Warnaco Sub Borrower or its Subsidiary) and (iv) the Sub Borrower (in the case of each Letter of Credit issued by (and only by) such Fronting Bank and each Acceptance created by (and only by) such Fronting Bank for the account of the Sub Borrower or a Subsidiary thereof), in each case, as applicable, on
        (A) the Disbursement Date of each Letter of Credit issued by that Fronting Bank and (B) the Maturity Date of each Acceptance created by that Fronting Bank, (in each case) for a period not to exceed the Stated Maturity Date for such Loan in a principal amount equal to the aggregate amount of (x) Disbursements made under one or more Letters of Credit issued by that Fronting Bank on such Disbursement Date and (y) matured and unreimbursed Acceptances created by that Fronting Bank;

               (b) on or within one Business Day following the Effective Date, Fronting Bank(BNS) will make LIBO Rate Loans (with the last day of the applicable Interest Period as set forth on Schedule III hereto) to the Borrowers in the aggregate amount for each Borrower of its Interim Loans (in accordance with Section 2.3) and to repay Citibank and Standard Chartered in an amount necessary to reduce Citibank's outstanding extensions of credit under its Bilateral Agreement to $84,364,000 and to reduce Standard Chartered's outstanding extensions of credit under its Bilateral Agreement to $18,700,000 (with such amounts being referred to as "Effective Date Loans"); and

               (c) each Lender (other than a particular Fronting Bank in its capacity as Fronting Bank) severally agrees that such Lender will participate in the Loans made by each Fronting Bank (other than such Fronting Bank) pursuant to this Agreement and, if required pursuant to the terms of this Agreement, such Lender will refinance and reimburse each Fronting Bank for the outstanding principal amount of Loans previously made by such Fronting Bank in an amount equal to its Percentage of the aggregate amount of all (or, if elected by such Fronting Bank, less than all) Loans (determined, in the sole discretion of such Fronting Bank, as between Loans made to the U.S. Borrower, the Foreign Borrowers, the Warnaco Sub Borrowers and the Sub Borrower) then outstanding and owing to such Fronting Bank (in its capacity as a Fronting Bank), and upon the receipt by a Fronting Bank of immediately available funds from a Lender in respect of the reimbursement or refinancing of a Loan previously made by and owing to such Fronting Bank, the amount so received by such Fronting Bank will thereafter be a Loan to the applicable Borrower owing to such Lender (and no longer owing to such Fronting Bank). No Lender's obligation to make any Loan shall be affected by any other Lender's failure to make any Loan, and each Fronting Bank shall have the independent and absolute right to determine when, if and how much of the Loans made by that Fronting Bank will be required to be reimbursed by the Lenders, even if the other Fronting Bank is not at that time requiring Lenders to reimburse it for Loans. On the terms and subject to the conditions hereof, the Borrowers may from time to time borrow Loans and continue or convert such Loans as Base Rate Loans or LIBO Rate Loans pursuant to the terms hereof, but once a particular Loan is repaid or prepaid by a Borrower, it cannot be reborrowed. Notwithstanding anything contained herein to the contrary, so long as any Lender shall be in default in its obligation to fund its pro rata share of any Loans (as notified to such Lender by either Fronting Bank, with each Fronting Bank agreeing to use good faith efforts to give such notification promptly following the occurrence of such default) or shall have rejected its obligations under the Trade Documents, the Loan Documents (or any one of them), then (without in any way excusing a Lender from its obligation under the Trade Documents),

                      (x) such Lender shall not be entitled to receive any
               payments of principal of or interest on its pro rata share of the Loans or its share of any fees payable hereunder (including fees payable pursuant to Section 3.3) unless and until (i) the Loans of all the other Lenders and all interest thereon have been paid in full, (ii) such failure to fulfill its obligation to fund is cured or (iii) the Obligations under this Agreement shall have been declared or shall have become immediately due and payable;

                      (y) for purposes of voting or consenting to matters
               with respect to the Trade Documents or the Loan Documents, such Lender shall be deemed not to be a "Lender" hereunder and such Lender's Percentage shall each be deemed to be zero
               (0) (with each other Lender's Percentage being increased proportionately for purposes of the definition of "Required Lenders" so that all such non-defaulting Lenders' Percentages shall collectively equal 100%); and

                      (z) each Fronting Bank's and the Borrower's rights
               against such Lender shall remain in full force and effect and shall not in any manner be adversely affected;

No Commitment of any Lender shall be increased or otherwise affected by any such failure or rejections by any other Lender. Any payments of principal of or interest on Obligations which would, but for this Section, be paid to any Lender, shall be paid to the Lenders who shall not be in default under their respective obligations under the Trade Documents, the Loan Documents (or any one of them) and who shall not have rejected any obligations under the Trade Documents, the Loan Documents (or any one of them), for application to the Obligations or cash collateral in respect of Letters of Credit or Acceptances in such manner and order (pro rata among such Lenders) as shall be determined by the Administrative Agent. The parties hereto acknowledge and agree that a Lender's failure to make a Loan based on any Borrower's failure to satisfy one or more of the conditions precedent to the making of Loans set forth in Article VI shall not be construed as such Lender being in default of its obligations to fund its pro rata share of Loans or a rejection of such Lender's obligations under the Trade Documents, the Loan Documents (or any one of them).

        SECTION 2.1.2. Commitment to Issue Letters of Credit and Create Acceptances. From time to time on any Business Day prior to the Commitment Termination Date, each Fronting Bank severally agrees that it will issue and create the Letters of Credit and the Acceptances, in accordance with Article IV, and each Lender will participate in those Letters of Credit and Acceptances in accordance with the terms of this Agreement.

        SECTION 2.1.3. Lenders Not Required to Make Loans and Fronting Banks Not Required to Issue Letters of Credit or Create Acceptances Under Certain Circumstances. In addition to the other terms of this Agreement (including Article VI):

               (a) No Lender (other than, in the case of clause (a)(ii), a Fronting Bank acting in such capacity) shall be required to make any Loan if, after giving effect thereto (and the payment of any Reimbursement Obligations with the proceeds of such Loans or the refunding and refinancing of Loans made by a Fronting Bank with the proceeds of the Loans made by the Lenders hereunder), the aggregate outstanding principal amount of all Loans

                      (i) together with the aggregate amount of all Letter
               of Credit Outstandings and all Acceptance Obligations, would exceed the Commitment Amount, or

                      (ii) of such Lender, (A) together with such Lender's
               Percentage of the aggregate amount of all Letter of Credit Outstandings and all Acceptance Obligations would exceed the amount of such Lender's Percentage multiplied by the Commitment Amount or (B) together with loans, letters of credit and acceptances made (or risk participated in) by such Lender under the Amended Trade Credit Agreement, plus Loans, Letters of Credit and Acceptances made (or risk participated in) by such Lender hereunder, would exceed such Lender's Aggregate Amount;

               (b) Neither Fronting Bank shall be required to issue any Letter of Credit or extend for an additional period of time the Stated Expiry Date of a previously issued Letter of Credit if, after giving effect thereto the aggregate amount of all Letter of Credit Outstandings, together with all Acceptance Obligations and the aggregate outstanding principal amount of all Loans would exceed the Commitment Amount or if such extension of credit would, in the reasonable judgment of the applicable Fronting Bank after consultation with the U.S. Borrower, after giving effect to each Lender's obligation to risk participate in such Credit Extension under the terms of this Agreement, and such Lender's obligations (including risk participation obligations) under the Amended Trade Credit Agreement and (in the case of Citibank and Standard Chartered) under the Bilateral Agreements, result in such Lender's obligations exceeding its Aggregate Amount;

               (c) Neither Fronting Bank shall be required to create any Acceptance if, (i) after giving effect thereto the aggregate amount of all Acceptance Obligations, together with all Letter of Credit Outstandings and the aggregate outstanding principal amount of all Loans would exceed the Commitment Amount or if such extension of credit would, in the reasonable judgment of the applicable Fronting Bank after consultation with the U.S. Borrower, after giving effect to each Lender's obligation to risk participate in such Credit Extension under the terms of this Agreement, and such Lender's obligations (including risk participation obligations) under the Amended Trade Credit Agreement and (in the case of Citibank and Standard Chartered) under the Bilateral Agreements, result in such Lender's obligations exceeding its Aggregate Amount; (ii) any requested Acceptance is not in form and substance reasonably acceptable to the Fronting Bank that will issue such Acceptance or
        (iii) an Acceptance is not in lieu of such Fronting Bank's Disbursement obligation and the originally executed Letter of Credit in respect of which such Acceptance is to be created has not been received by such Fronting Bank for cancellation; and

               (d) Neither Fronting Bank shall be required to make any Loan on any Disbursement Date or Maturity Date if such Loan is requested in respect of a Letter of Credit or Acceptance issued by the other Fronting Bank or, after giving effect thereto (and the payment of any Reimbursement Obligations with the proceeds of such Loans), the aggregate outstanding principal amount of all Loans, together with the aggregate amount of all Letter of Credit Outstandings and all Acceptance Obligations, would exceed the Commitment Amount or if such extension of credit would, in the reasonable judgment of the applicable Fronting Bank after consultation with the U.S. Borrower, after giving effect to each Lender's obligation to risk participate in such Credit Extension under the terms of this Agreement, and such Lender's obligations (including risk participation obligations) under the Amended Trade Credit Agreement and (in the case of Citibank and Standard Chartered) under the Bilateral Agreements, result in such Lender's obligations exceeding its Aggregate Amount.

        SECTION 2.2. Reduction of the Commitment Amount. The U.S. Borrower may, from time to time on any Business Day, (subject to the terms of the Loan Documents) voluntarily and shall, as required pursuant to the terms of the Loan Documents, mandatorily reduce the amount of the Commitment Amount; provided, however, that all such voluntary reductions shall not (prior to the Trade Termination Date), adversely affect the rights of either Fronting Bank, be binding on each Obligor, require at least three Business Days' prior notice to the Administrative Agent and be permanent.

        SECTION 2.3. Borrowing Procedure; Interim Loans Refinanced With Loans Hereunder. (a) Upon (i) any Disbursements being made in respect of one or more Letters of Credit, (ii) the occurrence of any Maturity Date for any Acceptance, (iii) any disbursement being made in respect of one or more Existing Letters of Credit or (iv) the occurrence of any maturity date for any Existing Acceptance (whether or not, in the case of Letters of Credit or Existing Letter of Credit, such Letters of Credit or Existing Letters of Credit were issued to support the obligations of any Borrower or any of their Subsidiaries (or any of their respective divisions) and in the case of Acceptances or Existing Acceptances, whether or not such Acceptances or Existing Acceptances were created to support the obligations of the Warnaco Sub Borrowers, the Sub Borrower, the U.S. Borrower or any of their Subsidiaries (or any of their respective divisions)), the applicable Borrower shall (unless it shall have given notice to the Administrative Agent to the contrary prior to 3:00 p.m., Applicable Time, at least three Business Days prior to the date of such Disbursement or disbursement or occurrence of such Maturity Date or maturity date that no Loan is to be made) be deemed to have delivered to the applicable Fronting Bank a Borrowing Request pursuant to which such Borrower shall have been deemed to irrevocably request that the applicable Fronting Bank (which originally issued the Letter of Credit or Acceptance for which a Loan is being made) make a LIBO Rate Loan to such Borrower with (subject to the terms of the definition of "Interest Period") a six month Interest Period in a principal amount equal to the aggregate amount of (A) in the case of U.S. Letters of Credit (including Existing Letters of Credit), the Disbursements or disbursements, and in the case of Non-U.S. Letters of Credit (including Existing Letters of Credit), the U.S. Dollar Equivalent of the Disbursements or disbursements made on such date or (B) in the case of the U.S. Borrower, the Warnaco Sub Borrowers or the Sub Borrower, the aggregate face amount of those Acceptances or Existing Acceptances having Maturity Dates or maturity dates on such date, as applicable. Fronting Bank(BNS) shall (solely) be obligated to make all of the Loans in respect of all Existing Letters of Credit and Existing Acceptances. LIBO Rate Loans may also be made on the date of a Disbursement upon the request of a Borrower having a three month Interest Period which will, upon its maturity and subject to the terms of Section 2.4, automatically be continued as a LIBO Rate Loan in the same principal amount for one more three month Interest Period (or, if less, the number of days remaining until August 12, 2002). Each Borrower, as applicable, hereby acknowledges and agrees that each Borrowing Request deemed to be delivered hereunder, the making of a Loan by either Fronting Bank (including on or following the Effective Date or to reimburse such Fronting Bank for Disbursements made under the Letters of Credit issued by it, to reimburse Fronting Bank(BNS) under the Amended Trade Credit Agreement for disbursements under Existing Letters of Credit, to reimburse either Fronting Bank for payment made on the Maturity Date of any Acceptance or to reimburse Fronting Bank(BNS) on the maturity date of any Existing Acceptance), and the acceptance by any Borrower of the proceeds of the Borrowing shall constitute a representation and warranty by the Borrowers that on the date of such Borrowing (both immediately before and after giving effect to such Borrowing and the application of the proceeds thereof) the statements made in Section 6.2.1 are in each case true and correct.

        (b) Each of the parties hereto acknowledge and agree that upon the satisfaction of the conditions precedent set forth in Article VI, the Effective Date Loans and the Interim Loans shall be refinanced by and replaced with Loans made by Fronting Bank(BNS) on or within one Business Day following the Effective Date under the terms of this Agreement (and, consequently, be Loans hereunder), and shall thereafter accrue interest and fees pursuant to the terms hereof (with the Stated Maturity Date (and corresponding last day of such Loan's Interest Period) for particular Interim Loans and Effective Date Loans being the date set forth on Schedule III hereto), and each Lender shall participate in such Loans in an amount equal to such Lender's Percentage.

        (c) Each Fronting Bank may, at any time (whether or not a Default has occurred and is then continuing, and whether or not the other Fronting Bank has made a similar demand), in its sole and absolute discretion, demand that each other Lender make a Loan in an amount equal to such Lender's Percentage on such date of the aggregate principal amount of all or a portion of the Loans outstanding on the date such demand is made, and may (in its sole discretion) elect which Loans made by it (as among the Borrowers) are to be chosen as the Loans to be refunded by the Lenders, with each Fronting Bank being able to require each Lender to make additional Loans if such Lender's Percentage increases as a result of a reduction in such Lender's exposure under the Amended Trade Credit Agreement or, in the case of Citibank and Standard Chartered, such Lender's exposure under its Bilateral Agreement. Each Lender (other than the applicable Fronting Bank) irrevocably agrees that it shall (whether or not the conditions to the making of a Credit Extension contained in Article VI have been (or can be) satisfied) make such Loan by depositing the amount so demanded in same day funds in an account specified by the applicable Fronting Bank on or before 11:00 a.m. New York time on the first Business Day following receipt of such a demand. Each Fronting Bank agrees to apply all such funds received by it under this clause to refund and refinance the Loans previously made by it to any Borrower, as identified in the demand that it delivers to the Lenders pursuant to this clause. On the date (a "Funding Date") that the Lenders (other than the applicable Fronting Bank) advance funds to such Fronting Bank pursuant to this clause, the principal amount so refunded and refinanced shall become a Loan to the Borrower identified by such Fronting Bank outstanding under such Lender's Note (if a Note was delivered, otherwise simply owing to such Lender) to that particular Borrower and shall no longer be a Loan owed to such Fronting Bank under such Fronting Bank's Note to that particular Borrower. All interest payable with respect to any Loans made pursuant to this clause shall be appropriately adjusted to reflect the period of time during which such Loans were owing to the applicable Fronting Bank and, on and subsequent to a Funding Date, such Loans were owing to the Lenders.

        The obligation of each Lender to make Loans by way of advancing immediately available funds to either Fronting Bank on a Funding Date to be applied to refund and refinance the Loans previously made by such Fronting Bank to the Borrowers (or any one of them) under this clause shall be absolute and unconditional and shall not be affected by any circumstance, happening or event, including (i) any set-off, counterclaim, recoupment, defense or other right which any Lender may have against either Fronting Bank, the Borrowers or any other Person for any reason whatsoever; (ii) the occurrence or continuance of any Default (including any event described in clause (f) of Section 5.1 of the Modification Agreement) or the inability of the Borrowers to otherwise satisfy the conditions precedent set forth in
Article VI; (iii) any adverse change in the condition (financial or otherwise) of any Borrower or any other Obligor; (iv) the acceleration or maturity of any Loans or other Obligations or the termination of any Commitment after the making of any Loan; (v) any breach of this Agreement or any other Trade Document by any Borrower, any other Obligor or any Lender; or (vi) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing. THE PARTIES HERETO ACKNOWLEDGE AND AGREE THAT THE TERMS OF THIS CLAUSE AND SECTIONS 4.4, 4.5 AND 4.6 ARE A MATERIAL INDUCEMENT TO EACH FRONTING BANK AGREEING TO ITS OBLIGATIONS UNDER THIS AGREEMENT AND THE OTHER TRADE DOCUMENTS.

        SECTION 2.4. Continuation and Conversion Elections. By delivering a Continuation/Conversion Notice to the applicable Fronting Bank on or before 10:00 a.m., Applicable Time, on a Business Day, any Borrower may from time to time irrevocably elect, on not less than three nor more than five Business Days' notice that all, or any portion of any Loans made to it by such Fronting Bank be, in the case of a LIBO Rate Loan, converted into a Base Rate Loan or, if such Fronting Bank has made the applicable Loan as one with a three month Interest Period, continued as a LIBO Rate Loan with an Interest Period of three months (or, from and after May 12, 2002, the number of days remaining through (but excluding) August 12, 2002), unless such Loan is otherwise required to be paid pursuant to the terms of this Agreement (including the first sentence of Section 3.1)); provided, however, that (i) no portion of the outstanding principal amount of any Loans may be continued as, or be converted into, LIBO Rate Loans when any Default has occurred and is continuing and (ii) the maximum length of any Interest Period or combination of Interest Periods for any particular Loan shall not exceed six months or, if less, the number of days remaining until August 12, 2002.

        SECTION 2.5. Funding. Each Lender may, if it so elects, fulfill its obligation to participate in, and to make, continue or convert LIBO Rate Loans hereunder by causing one of its foreign branches or affiliates (or an international banking facility all of the Equity Interests or other ownership interests of which are wholly-owned by such Lender) to make or maintain such LIBO Rate Loan; provided, however, that such LIBO Rate Loan shall nonetheless be deemed to have been made and to be held by such Lender, and the obligation of the Lender to refund and refinance such LIBO Rate Loan on the Funding Date and the obligation of the Borrowers to repay such LIBO Rate Loan shall nevertheless be of or to such Lender for the account of such foreign branch, affiliate or international banking facility; provided, further that the Borrowers shall not be required to pay any amount under this Section or Section 5.3 that is greater than the amount which it would have been required to pay had such Lender not caused such branch, affiliate or facility to make or maintain such LIBO Rate Loan. In addition, each of the Borrowers hereby consents and agrees that, for purposes of any determination to be made for purposes of Section 5.1 and 5.2, it shall be conclusively assumed that such Lender elected to fund all LIBO Rate Loans by purchasing Dollar deposits in its LIBOR Office's interbank eurodollar market.

        SECTION 2.6. Notes. The Loans of each Fronting Bank under the Loan Commitment shall be evidenced by Notes payable to the order of such Fronting Bank from each Borrower in an aggregate maximum principal amount equal to the original Commitment Amount, and the Loans of each Lender (other than a Fronting Bank) under the Loan Commitment shall (if requested by a Lender) be evidenced by Notes payable from each Borrower to the order of such Lender in a maximum principal amount equal to the amount set forth opposite such Lender's name on Schedule IV hereto. Each Borrower hereby irrevocably authorizes each Lender to make (or cause to be made) appropriate notations on the grid attached to such Lender's Notes (or on any continuation of such grid), which notations, if made, shall evidence, inter alia, the date of, the outstanding principal of, and the interest rate and Interest Period applicable to the Loans evidenced thereby and the principal amount of Loans that have been repaid (including, in the case of either Fronting Bank, Loans that have been refunded and refinanced by the Lenders on a Funding Date). Such notations shall be conclusive and binding on the Borrowers absent manifest error; provided, however, that the failure of any Lender to make any such notations shall not limit or otherwise affect any Obligations of any Obligor.


                                ARTICLE III
                 REPAYMENTS, PREPAYMENTS, INTEREST AND FEES

        SECTION 3.1. Repayments and Prepayments. The Borrowers shall repay in full to the appropriate Fronting Bank (or, if applicable, Lender) the entire unpaid principal amount of each Loan made by such Fronting Bank (or, if applicable, Lender) upon the Stated Maturity Date therefor; provided, that notwithstanding anything contained in this Agreement or any Trade Document to the contrary, each Foreign Borrower shall only be obligated to repay the principal amount of the Loans made to it and Reimbursement Obligations in respect of Letters of Credit issued for its account. Prior thereto (and subject to Section 2.1.1), each Borrower

               (a) may, from time to time on any Business Day, make a voluntary prepayment, in whole or in part, of the outstanding principal amount of any Loans; provided, however, that all such voluntary prepayments shall require at least one Business Day's prior written notice to the Administrative Agent;

               (b) shall, on each date when any reduction in the Commitment Amount (including pursuant to the terms of the Loan Documents) shall become effective (which reduction shall be subject to Section 2.2), make a mandatory prepayment (which shall be applied (or held as cash collateral for application to the aggregate amount of all Letter of Credit Outstandings or, as applicable, Acceptance Obligations, in each case not consisting of unpaid and outstanding Reimbursement Obligations) by the Administrative Agent to the payment of the Loans and unpaid and outstanding Reimbursement Obligations of the then Letter of Credit Outstandings and, as applicable, Acceptance Obligations) equal to the excess, if any, of the aggregate outstanding principal amount of all Loans, together with the aggregate amount of all Letter of Credit Outstandings and, as applicable, Acceptance Obligations over the Commitment Amount as so reduced;

               (c) shall, if upon any Reset Date, the sum of the outstanding principal amount of all Loans plus the amount of all Acceptance Obligations plus all Letter of Credit Outstandings exceeds the then existing Commitment Amount, make a mandatory prepayment (which shall be applied (or held as cash collateral for application to the aggregate amount of all Letter of Credit Outstandings or, as applicable, Acceptance Obligations, in each case not consisting of unpaid and outstanding Reimbursement Obligations) by the Administrative Agent to the payment of the Loans and unpaid and outstanding Reimbursement Obligations of the then Letter of Credit Outstandings and, as applicable, Acceptance Obligations) in an amount equal to such excess;

               (d) shall, on the dates set forth in the Intercreditor Agreement, make the mandatory and optional prepayments of Obligations under the Loan Documents in the amounts required by the terms of the Intercreditor Agreement; and

               (e) shall, immediately upon any acceleration of the Stated Maturity Date of any Obligations pursuant to Section 9.2 or Section 9.3, repay all Obligations, unless, pursuant to Section 9.3, only a portion of all Obligations is so accelerated.

Each prepayment of any Loans made pursuant to this Section shall be without premium or penalty, except as may be required by Section 5.2. No voluntary prepayment of principal of any Loans shall cause a reduction in the Commitment Amount.

        SECTION 3.2. Interest Provisions. Interest on the outstanding principal amount of Loans shall accrue and be payable in accordance with the terms set forth below.

        SECTION 3.2.1. Rates. Loans comprising a Borrowing shall accrue interest at a rate per annum:

               (a) on that portion maintained from time to time as a Base Rate Loan, equal to the sum of the Alternate Base Rate from time to time in effect plus the Applicable Margin in effect from time to time; or

               (b) on that portion maintained as a LIBO Rate Loan, during each Interest Period applicable thereto, equal to the sum of the LIBO Rate (Reserve Adjusted) for such Interest Period plus the Applicable Margin in effect from time to time.

        The "LIBO Rate (Reserve Adjusted)" means, relative to any Loan to be made, continued or maintained as, or converted into, a LIBO Rate Loan for any Interest Period, a rate per annum (rounded upwards, if necessary, to the nearest 1/16 of 1%) determined pursuant to the following formula:

                      LIBO Rate     =                 LIBO Rate
                                        ------------------------------------
                 (Reserve Adjusted)        1.00 - LIBOR Reserve Percentage

The LIBO Rate (Reserve Adjusted) for any Interest Period for LIBO Rate Loans made by a Fronting Bank will be determined by such Fronting Bank or, if made by a Lender following the exercise of a Fronting Bank's rights under Section 4.4, by the Administrative Agent, in each case, on the basis of the LIBOR Reserve Percentage and LIBO Rate in effect on the Business Day corresponding to the first day of such Interest Period.

        "LIBO Rate" means, relative to any Interest Period for LIBO Rate Loans (i) made by a Fronting Bank, the rate of interest per annum (rounded upwards, if necessary, to the nearest 1/16 of 1%) (determined by such Fronting Bank) at which Dollar deposits in the approximate amount of such Fronting Bank's LIBO Rate Loan for such Interest Period would be offered by such Fronting Bank's Grand Cayman Branch, Grand Cayman, B.W.I. (in the case of Fronting Bank (BofA)) or its New York Agency (in the case of Fronting Bank (BNS)) or, in each case, such other office as may be designated for such purpose by such Fronting Bank, to major banks in the offshore dollar interbank market at their request at approximately 11:00 a.m. (New York time) on the date of the Borrowing and (ii) made by a Lender after a Fronting Bank has exercised its right under Section 4.4, the rate of interest per annum (rounded upwards, if necessary, to the nearest 1/16 of 1%) reported, on the first day of such Interest Period as of 11:00 a.m. London time, on Telerate Access Service Page 3750 (British Bankers Association Settlement Rate) (or, if a rate for the applicable Interest Period is not available on such page, then as determined by the applicable Fronting Bank in its reasonable judgment) as the London Interbank Offered Rate for Dollar deposits having a term comparable to such Interest Period and in an amount of $1,000,000 or more (or, if said page shall cease to be publicly available, as reported by any publicly available source of similar market data selected by the Administrative Agent that, in the Administrative Agent's reasonable judgment, accurately reflects such London Interbank Offered Rate).

        "LIBOR Reserve Percentage" means, relative to any Interest Period for LIBO Rate Loans, the reserve percentage, if any (expressed as a decimal) equal to the maximum aggregate reserve requirements (including all basic, emergency, supplemental, marginal and other reserves and taking into account any transitional adjustments or other scheduled changes in reserve requirements) specified under regulations issued from time to time by the F.R.S. Board and then applicable to assets or liabilities consisting of and including "Eurocurrency Liabilities", as currently defined in Regulation D of the F.R.S. Board, having a term approximately equal or comparable to such Interest Period.

        All LIBO Rate Loans shall bear interest from and including the first day of the applicable Interest Period to (but not including) the last day of such Interest Period at the interest rate determined as applicable to such LIBO Rate Loan.

        SECTION 3.2.2. Default Rates. After and during the continuance of an Event of Default, the Borrowers shall pay interest (after as well as before judgment) on (a) the unpaid principal amount of each outstanding Loan and on the fees payable on Letters of Credit and on Acceptances at a rate per annum as set forth in Section 2.4 of the Modification Agreement, and (b) to the fullest extent permitted by law, any other amount payable hereunder at a rate per annum equal at all times to 2% per annum above the Alternate Base Rate then in effect.

        SECTION 3.2.3. Payment Dates. Interest accrued on each Loan shall be payable, without duplication:

               (a)  on the Stated Maturity Date therefor;

               (b) with respect to Base Rate Loans, on each Quarterly Payment Date occurring after the Effective Date;

               (c) with respect to LIBO Rate Loans, (i) in the case of the LIBO Rate component of such interest, on the last day of each applicable Interest Period (and, if such Interest Period shall exceed three months, at the end of each three month period occurring during such Interest Period) and (ii) on the Applicable Margin component of interest accruing on LIBO Rate Loans, on each applicable Quarterly Payment Date occurring after the date such LIBO Rate Loan is made;

               (d) on the date of any optional or required payment or prepayment, in whole or in part, of principal outstanding on such Loan;

               (e) with respect to any Base Rate Loans converted into LIBO Rate Loans on a day when interest would not otherwise have been payable pursuant to the terms hereof, on the date of such conversion; and

               (f) on that portion of any Loans the Stated Maturity Date of which is accelerated pursuant to Section 9.2 or Section 9.3, immediately upon such acceleration.

Interest accrued on Loans or other monetary Obligations arising under this Agreement or any other Trade Document after the date such amount is due and payable (whether on the Stated Maturity Date, upon acceleration or otherwise) shall be payable upon demand.

        SECTION 3.2.4. Allocation of Interest Payments. Accrued and unpaid interest on the outstanding principal amount of the Loans shall be allocated and payable to the Lenders as set forth in this Section:

               (a) Interest shall be payable by a Borrower to either Fronting Bank (for such Fronting Bank's account in respect of Loans made by such Fronting Bank which have not been reimbursed by Lenders) on the outstanding principal amount of its Loans from the date such Loans are made to (but excluding) the Funding Date in an amount equal to the difference between (i) (x) in the case of LIBO Rate Loans, the LIBO Rate (Reserve Adjusted) or, in the case of Base Rate Loans, the Alternate Base Rate, plus the Applicable Margin then in effect for LIBO Rate Loans or Base Rate Loans (as applicable) multiplied by (y) the outstanding principal amount of the LIBO Rate Loans or Base Rate Loans, as the case may be, minus
        (ii) the Interest Amount (as defined below). Prior to the Funding Date of a Loan made by a particular Fronting Bank each Lender (other than such Fronting Bank) shall be paid interest in an aggregate amount (referred to as the "Interest Amount") equal to such Lender's Percentage of (x) the principal amount of the Loans outstanding prior to a Funding Date multiplied by (y) the Applicable Margin then in effect for LIBO Rate Loans (in the case of the outstanding principal amount of LIBO Rate Loans) or Base Rate Loans (in the case of the outstanding principal amount of Base Rate Loans).

               (b) On and subsequent to a Funding Date of a Loan made by a particular Fronting Bank, interest shall be payable by a Borrower for the account of each Lender (including such Fronting Bank, in its capacity as a Lender) in accordance with its Percentage on the principal amount of its Loans actually funded by such Lender in an amount equal to (in the case of the outstanding principal amount of LIBO Rate Loans) the LIBO Rate (Reserve Adjusted) plus the Applicable Margin for such LIBO Rate Loans or, if applicable (in the case of the outstanding principal amount of Base Rate Loans), the Alternate Base Rate plus the Applicable Margin for Base Rate Loans.

        SECTION 3.3. Fees. Each Borrower agrees to pay the fees payable by it set forth below. All such fees shall be non-refundable.

        SECTION 3.3.1. Letter of Credit and Acceptance Fees Payable to the Lenders. The Borrowers agree to pay to the applicable Fronting Bank, for the pro rata account of the Lenders determined in accordance with each Lender's Percentage (and each Fronting Bank agrees to promptly forward to each Lender) a fee for each Letter of Credit and each Acceptance issued or created by such Fronting Bank for the period from and including the date of the issuance of such Letter of Credit or creation of the Acceptance to (but not including) (a) in the case of a Letter of Credit, the earlier of (i) the date upon which such Letter of Credit expires and (ii) the date upon which the Stated Amount of such Letter of Credit is irrevocably reduced to zero (by the making of a Disbursement by a Fronting Bank or otherwise), and
(b) in the case of an Acceptance, the Maturity Date therefor, in each case at the rates per annum determined by reference to the Debt Rating in effect on such date as determined by reference to clause (b) of Section 2.4 (in the case of Letters of Credit) less the Applicable Percentage set forth for such Debt Rating in clause (c) of Section 2.4 of the Modification Agreement and (in the case of Acceptances), clause (a) of Section 2.4 less the Applicable Percentage set forth for such Debt Rating in clause (c) of
Section 2.4 of the Modification Agreement, calculated on the average daily sum of (x) the maximum amount available to be drawn under outstanding Letters of Credit (in the case of Letters of Credit) and (y) the aggregate face amount of outstanding unmatured Acceptances (in the case of Acceptances), in each case with all other terms of the Modification Agreement to which reference is made in such Section, together with all related definitions and ancillary provisions, being hereby incorporated into this Agreement by this reference as though specifically set forth in this Section 3.3.1. Notwithstanding anything in this Agreement to the contrary, each Foreign Borrower shall only be liable for the fee that has accrued on those Letters of Credit issued for its own account. Such fee shall be payable to the applicable Fronting Bank by the applicable Borrower in arrears on each Quarterly Payment Date (commencing on the first such date after the issuance of such Letter of Credit or the creation of such Acceptance) and on the Commitment Termination Date, in each case, for any period then ending for which such fee shall not theretofore have been paid; provided that, notwithstanding the foregoing, such fees shall be payable not less often than every 90 days.

        SECTION 3.3.2. Letter of Credit and Acceptance Fees Payable to the Fronting Banks. The Borrowers agree to pay to each Fronting Bank the fees relating to Letters of Credit and Acceptances issued by such Fronting Bank in accordance with that Fronting Bank's Fee Letter and such customary fees currently paid by the Borrowers on the Effective Date for each Letter of Credit issued and each Acceptance created for the period from and including the date of issuance of such Letter of Credit or creation of such Acceptance to (but not including) the date upon which such Letter of Credit expires or such Acceptance matures; provided, that each Foreign Borrower shall be obligated to pay such fees only on those Letters of Credit issued for its account.

        SECTION 3.3.3. Fee Letters. The U.S. Borrower agrees to pay to Scotiabank and to BofA, for their respective accounts, such fees in the amounts and on the dates set forth in the applicable Fee Letter.

        SECTION 3.3.4. Facility Fee. The U.S. Borrower agrees to pay to the Administrative Agent, for the pro rata account of each Lender determined in accordance with each Lender's Percentage (as if the Existing Amount was zero), for the period commencing on the Effective Date and continuing through the Commitment Termination Date, a facility fee (the "Facility Fee") on the average daily Commitment Amount (whether or not then available, including as a result of the Amended Trade Credit Agreement or the Bilateral Agreements still being in effect) at the rates per annum determined by reference to the Debt Rating in effect on such date as determined by reference to clause (c) of Section 2.4 of the Modification Agreement, with all other terms of the Modification Agreement to which reference is made in such Section, together with all related definitions and ancillary provisions, being hereby incorporated into this Agreement by this reference as though specifically set forth in this Section 3.3.4.


                                 ARTICLE IV
                     LETTERS OF CREDIT AND ACCEPTANCES

        SECTION 4.1. Issuance of Letters of Credit and Creation of Acceptances. Each party hereto acknowledges and agrees that upon the satisfaction of the conditions precedent set forth in Section 6.1, the Interim Letters of Credit shall be (and be deemed to be) Letters of Credit issued by Fronting Bank(BNS) on the Effective Date under the terms of this Agreement and shall thereafter accrue interest and fees pursuant to the terms hereof, and each Lender shall participate in Interim Letters of Credit in an amount equal to such Lender's Percentage of the aggregate Stated Amount of the Interim Letters of Credit. Furthermore, Letters of Credit shall be issued on and after the Effective Date and Acceptances shall be created on the terms set forth below.

        SECTION 4.1.1. Letters of Credit. Any Borrower or any wholly-owned Domestic Subsidiary of the U.S. Borrower, the Warnaco Sub Borrowers or the Sub Borrower (or any of their respective divisions) may request, from time to time prior to the Commitment Termination Date, by delivering to the Administrative Agent and either Fronting Bank (as selected by such Obligor) an Issuance Request (such request being, in any Borrower's sole discretion, either delivered (by telex, teletransmission or otherwise) in the form attached hereto as Exhibit B or in accordance with the terms of the Tradexpress Agreement (for Fronting Bank(BNS) or the MicroTrade Agreement for Fronting Bank(BofA)) on or before 3:00 p.m., Applicable Time on the Business Day on which a Letter of Credit is to be issued that such Fronting Bank issue a documentary Letter of Credit in such form as may be requested by such Borrower or such Subsidiary and approved by such Fronting Bank.

Each Letter of Credit shall by its terms:

               (a) be issued in a Stated Amount which does not exceed (or would not exceed), either alone or in the aggregate with the other Letters of Credit, the then existing Letter of Credit Availability;

               (b) except as provided in Section 4.1.2, be denominated in, and all payments in respect thereof shall be made in, Dollars;

               (c) be stated to expire on a date (its "Stated Expiry Date") no later than 120 days from its date of issuance or, if earlier, August 12, 2002; and

               (d) on or prior to its Stated Expiry Date (i) terminate immediately upon notice to the Fronting Bank which issued such Letter of Credit from the applicable Letter of Credit Beneficiary that all obligations covered thereby have been terminated, paid, or otherwise satisfied in full, and (ii) reduce in part immediately and to the extent the applicable Letter of Credit Beneficiary has notified the Fronting Bank which issued such Letter of Credit that the obligations covered thereby have been paid or otherwise satisfied in part.

So long as no Default has occurred and is continuing, by delivery to either Fronting Bank (as selected by an Obligor) and the Administrative Agent of an Issuance Request (such request being, in any Borrower's sole discretion, either delivered (by telex, teletransmission or otherwise) in accordance with the terms of the Tradexpress Agreement or the MicroTrade Agreement (in the case of Letters of Credit issued by Fronting Bank(BNS) or Fronting Bank(BofA), respectively) or in the form attached hereto as Exhibit B) on or before 3:00 p.m., Applicable Time, on the Stated Expiry Date of any Letters of Credit, any Borrower may prior to the then existing Commitment Termination Date request either Fronting Bank to extend the Stated Expiry Date of such Letter of Credit previously issued by that Fronting Bank for an additional period not to exceed the earlier of (x) 60 days from the date of extension of such Letter of Credit and (y) August 12, 2002. Notwithstanding any other provision in this Agreement to the contrary, each Fronting Bank may in its discretion refuse to issue, or extend the Stated Expiry Date of, any Letter of Credit or create any Acceptance if such issuance or creation would, in such Fronting Bank's reasonable determination, contravene any sanctions, laws or regulations of any State of the United States or any Federal body or authority of the United States (including but not limited to the regulations of the Federal Reserve Bank) or the laws, regulations or sanctions of any other applicable jurisdiction or authority or if, in either Fronting Bank's reasonable determination, any of the above-mentioned laws, regulations or sanctions would affect such Fronting Bank's ability to perform its obligations with respect to any such Letter of Credit if issued or Acceptance if created.

        SECTION 4.1.2. Non-U.S. Letters of Credit. Any Borrower may request the issuance of a Non-U.S. Letter of Credit subject to the terms and conditions of this Section 4.1.2, in addition to the other conditions applicable to the issuance of Letters of Credit generally. The issuance of any Non-U.S. Letter of Credit shall be subject to the approval of the Fronting Bank which is being requested to issue the Non-U.S. Letter of Credit. If any Non-U.S. Letter of Credit is issued, the following provisions shall apply:

               (a) For purposes of determining the Letter of Credit Outstandings and for purposes of calculating fees payable under Sections 3.3.1 and 3.3.2, the Stated Amount of any Non-U.S. Letter of Credit and of any L/C Reimbursement Obligations in respect thereof shall be deemed to be, as of any date of determination, the U.S. Dollar Equivalent thereof at such date. The initial U.S. Dollar Equivalent of any Non-U.S. Letter of Credit shall be determined by the applicable Fronting Bank on the date of issuance thereof based upon the Applicable Exchange Rate determined on the most recent Reset Date in accordance with clause (a) of Section 5.7 and adjusted from time to time thereafter as provided below. Each Fronting Bank shall provide the Administrative Agent and the U.S. Borrower with written notice (together with back-up calculations therefor) of adjustments to the U.S. Dollar Equivalent of each outstanding Non-U.S. Letter of Credit on each Reset Date in accordance with clause (b) of Section 5.7. If a Disbursement is made by either Fronting Bank under any Non-U.S. Letter of Credit, the U.S. Dollar Equivalent of such Disbursement shall be determined by such Fronting Bank on the Disbursement Date related thereto. The applicable Fronting Bank shall make such determination by calculating the amount in Dollars that would be required in order for such Fronting Bank to purchase an amount of the applicable Qualified Foreign Currency equal to the amount of the relevant L/C Reimbursement Obligation on the Disbursement Date at the Spot Exchange Rate, with respect to such Qualified Foreign Currency on such Disbursement Date. Each Fronting Bank shall notify the Administrative Agent and the applicable Borrower promptly of such U.S. Dollar Equivalent determined by it, on the date that such determination is required to be made;

               (b) The obligation of the applicable Borrower to reimburse any Fronting Bank for any Disbursement under any Non-U.S. Letter of Credit, and to pay interest thereon, shall be payable only in Dollars (calculated pursuant to clause (a) above), and shall not be discharged by paying an amount in any Qualified Foreign Currency or any other currency; and

               (c) The obligations of each Lender under Section 4.4 to pay its Percentage of any L/C Reimbursement Obligation under any Non-U.S. Letter of Credit shall be payable only in Dollars and shall be in an amount equal to such Percentage of the U.S. Dollar Equivalent of such L/C Reimbursement Obligation determined as provided in clause (a) above. Under no circumstances shall the provisions hereof permitting the issuance of Letters of Credit in a Qualified Foreign Currency be construed, by implication or otherwise, as imposing any obligation upon any Lender to make any Loan or other payment under any Trade Document, or to accept any payment from any Borrower in respect of any L/C Reimbursement Obligation, in any currency other than Dollars, it being understood that the parties intend all Obligations to be denominated and payable only in Dollars.

        SECTION 4.1.3. Acceptances. In lieu of a Fronting Bank honoring its Disbursement obligation under a Letter of Credit issued by that Fronting Bank, the U.S. Borrower, the Warnaco Sub Borrowers and the Sub Borrower hereby irrevocably authorize and direct each Fronting Bank to create Acceptances upon the presentation of drafts to such Fronting Bank for acceptance by such Fronting Bank as Acceptances pursuant to this Agreement, provided that such Acceptances shall, in the opinion of such Fronting Bank, be properly executed and drawn by the U.S. Borrower, any Warnaco Sub Borrower or the Sub Borrower, as applicable (each such party referred to as a "Drawer"). To facilitate the acceptance of Acceptances drawn by the U.S. Borrower, the Warnaco Sub Borrowers or the Sub Borrower, each of the U.S. Borrower, the Warnaco Sub Borrowers and the Sub Borrower shall from time to time as required by either Fronting Bank provide to such Fronting Bank an appropriate number of executed drafts drawn in blank by such Borrower in the form prescribed by such Fronting Bank. The U.S. Borrower, the Warnaco Sub Borrowers or the Sub Borrower may, at their option, execute any draft so presented by the facsimile signature or signatures of any one or more designated signing officers of such Borrower. In any event, each Fronting Bank is hereby authorized to accept or pay, as the case may be, any draft of a Drawer which purports to bear its facsimile signature or signatures notwithstanding that any such individual has ceased to be a designated signing officer of such Drawer and any such draft or Acceptance shall be as valid as if such individual were a designated signing officer of such Drawer at the date of issue of such Acceptance. Each draft or Acceptance not originally executed by a Drawer (but instead executed by facsimile, stamp or otherwise) may be dealt with by a Fronting Bank for all intents and purposes and shall bind each Borrower as if duly originally executed by the applicable Drawer's authorized officer (or other person with authority to bind such Drawer) and issued by such Borrower. Without limiting the effect of the indemnity provided under Section 11.4 but in addition to such provision, each of the U.S. Borrower, the Sub Borrower and each Warnaco Sub Borrower will and hereby does undertake to hold each Fronting Bank harmless against, and to indemnify, and each such Borrower hereby does agree to indemnify, each Fronting Bank from, all losses, costs, damages and expenses arising out of the payment or negotiation of any such draft or Acceptance on which a facsimile signature of any Drawer has been wrongly affixed, except to the extent caused by the gross negligence or willful misconduct of such Fronting Bank. Neither Fronting Bank shall be liable for its failure to accept an Acceptance as required hereunder if the cause of such failure is, in whole or in part, due to the failure of any Drawer to provide executed drafts to such Fronting Bank on a timely basis. Without creating any obligation to effect such a purchase, Acceptances may be purchased by each Fronting Bank and may be held by it for its own account until maturity or sold by it at any time prior thereto in any relevant market therefor in the United States or elsewhere, in such Fronting Bank's sole discretion.

        Each Acceptance shall by its terms:

               (a) be created with a face amount which does not exceed (or would not exceed), alone or in the aggregate with other
        Acceptances, the then existing Acceptance Availability, and

               (b) have a Maturity Date occurring no later than 90 days from its date of creation or, if earlier, August 12, 2002.

Notwithstanding anything to the contrary contained in this Agreement,

               (i) no Acceptance shall be created after August 12, 2002 or in respect of a Non-U.S. Letter of Credit,

               (ii) Acceptances shall only be created in respect of Letters of Credit for which the account party is the U.S. Borrower, a Warnaco Sub Borrower, the Sub Borrower or a wholly-owned Subsidiary of any such Borrower,

               (iii) the face amount of any Acceptance shall be in an amount equal to the amount of the Disbursement under the Letter of Credit with reference to which such Acceptance was created, and

               (iv) this Agreement shall control in the event of any conflict with any Acceptance-related document (other than any Acceptance).

        SECTION 4.2. Issuances, Extensions and Creations. On the terms and subject to the conditions of this Agreement (including Sections 4.1.1, 4.1.2, 4.1.3 and Article VI), each Fronting Bank shall issue Letters of Credit, extend the Stated Expiry Dates of outstanding Letters of Credit issued by it and create Acceptances in connection with Letters of Credit issued by it, all in accordance with the terms of this Agreement. Each Fronting Bank will make available the original of each Letter of Credit which it issues and each Acceptance which it creates in connection with Letters of Credit issued by it to the beneficiary or payee, as applicable, thereof (and, at the request of a Lender, will provide such Lender on a monthly basis with a schedule of the outstanding Letters of Credit and Acceptances issued by that Fronting Bank as of the last day of the prior month) and will notify the applicable Letter of Credit Beneficiary of any extension of the Stated Expiry Date thereof. In addition, Citibank and Standard Chartered agree to provide on a daily basis to each Fronting Bank the amount of letters of credit, acceptances and loans outstanding under their respective Bilateral Agreement, on which amounts each Fronting Bank can conclusively rely without any investigation.

        SECTION 4.3. Destruction of Goods, etc. Neither Fronting Bank nor its agents or correspondents shall be responsible for the negligence or fraudulence of any Letter of Credit Beneficiary or payee of Acceptance, for the existence, nature, condition, description, value, quality or quantity of the Goods, for the packing, shipment, export, import, handling, storage or delivery thereof, or for the safety or preservation thereof at any time, and neither Fronting Bank nor its agents or correspondents shall be liable for any loss resulting from the total or partial destruction of or damage to or deterioration or fall in value of the Goods, or from the delay in arrival or failure to arrive of either the Goods or of any of the documents relating thereto, or from the inadequacy or invalidity of any document or insurance, or from the default or insolvency of any insurer, carrier or other Person issuing any document with respect to the Goods, or from failure to give or delay in giving notice of arrival of the Goods or any other notice, or from any error in or misinterpretation of or default or delay in the sending, transmission, arrival or delivery of any message, whether in writing or not, by post, telegraph, cable, wireless or otherwise, and the obligations hereunder of each Borrower to each Fronting Bank shall not be in any way lessened or affected if any Draft or document accepted, paid or acted upon by either Fronting Bank or its agents or correspondents does not bear a reference or sufficient reference to a Letter of Credit or if no note thereof is made on a Letter of Credit.

        SECTION 4.4. Other Lenders' Participation. Each Letter of Credit issued and each Acceptance created pursuant to Section 4.1 and Section 4.2 shall, effective upon its issuance or creation, as the case may be, and without further action, be issued and/or created on behalf of all Lenders (including the Fronting Bank thereof) according to their respective Percentages. Each Lender shall, to the extent of its Percentage, be deemed irrevocably to have participated in the issuance of such Letter of Credit and the creation of such Acceptance and shall be responsible to reimburse promptly the applicable Fronting Bank thereof for Reimbursement Obligations which have not been converted into a Loan on the Disbursement Date or Maturity Date related thereto pursuant to the terms of this Agreement or reimbursed by the Borrowers in accordance with Section 4.5, or which have been converted into a Loan on the Disbursement Date or Maturity Date related thereto pursuant to the terms of this Agreement or reimbursed by the Borrowers but must be returned, restored or disgorged by a Fronting Bank for any reason, and each Lender shall, to the extent of its Percentage, be entitled to receive from the applicable Fronting Bank a ratable portion of all fees and interest with respect to such Letter of Credit and/or such Acceptance (including the letter of credit fees received by such Fronting Bank pursuant to Section 3.3.1, with respect to each Letter of Credit issued by that Fronting Bank, but excluding any fronting fees and other charges payable to the applicable Fronting Bank in its capacity as the Fronting Bank). In the event that any Borrower shall fail to reimburse either Fronting Bank, or if for any reason Loans shall not be made to fund any Reimbursement Obligation, in each case as provided in this Agreement and in an amount equal to the Disbursement amount or the face amount of any matured Acceptance, as applicable, or in the event either Fronting Bank must for any reason return or disgorge such reimbursement, such Fronting Bank shall promptly notify each Lender and the Administrative Agent of the unreimbursed amount of such drawing or face amount of such matured Acceptance and of such Lender's respective participation therein. Each Lender shall make available to the applicable Fronting Bank, whether or not any Default shall have occurred and be continuing, an amount equal to its respective participation in same day or immediately available funds at the office of such Fronting Bank specified in such notice not later than 11:00 a.m., New York time, on the Business Day after the date notified by such Fronting Bank. In the event that any Lender fails to make available to either Fronting Bank the amount of such Lender's participation in such Letter of Credit or such Acceptance as provided herein, such Fronting Bank shall be entitled to recover such amount on demand from such Lender together with interest at the Federal Funds Rate from the date such amount is due through (but excluding) the date such payment is made (together with such other compensatory amounts as may be required to be paid by such Lender to the Administrative Agent pursuant to the Rules for Interbank Compensation of the council on International Banking or the Clearinghouse Compensation Committee, as the case may be, as in effect from time to time). Nothing in this Section shall be deemed to prejudice the right of any Lender to recover from either Fronting Bank any amounts made available by such Lender to such Fronting Bank pursuant to this Section in the event that it is determined by a court of competent jurisdiction in a final nonappealable judgment that the payment with respect to a Letter of Credit or an Acceptance by such Fronting Bank in respect of which payment was made by such Lender constituted gross negligence or wilful misconduct on the part of such Fronting Bank. Each Fronting Bank shall distribute to each other Lender which has paid all amounts payable by it under this Section with respect to any Letter of Credit issued or Acceptance created by such Fronting Bank, such other Lender's Percentage of all payments received by such Fronting Bank from the applicable Borrower in reimbursement of the face amount of such matured Acceptance or drawings honored by such Fronting Bank under such Letter of Credit when such payments are received.

        SECTION 4.5. Disbursements and Maturities. Each Fronting Bank will notify the applicable Borrower and the Administrative Agent promptly of the presentment for payment of (a) any Letter of Credit issued by that Fronting Bank, together with notice of the date (a "Disbursement Date") such payment shall be made and (b) any matured Acceptance issued by that Fronting Bank. Subject to the terms and provisions of such Letter of Credit and Acceptance (or, if instructed by any Obligor, the waiver of any discrepancies of the terms of payment under a Letter of Credit or Acceptance including the failure to deliver to such Fronting Bank all drafts, certificates, documents and/or instruments required as a condition to making a Disbursement under such Letter of Credit or payment on such matured Acceptance), the applicable Fronting Bank shall make such payment to such Letter of Credit Beneficiary (or its designee) or the payee (or its designee) of such Acceptance. If and to the extent that Loans are not made to fund a Reimbursement Obligation pursuant to Section 2.3, then the Borrowers will reimburse the applicable Fronting Bank within one Business Day following (i) the Disbursement Date for all amounts which such Fronting Bank has disbursed under the Letter of Credit issued by it and (ii) the payment date on such matured Acceptance (whether or not such Acceptance was drawn by the U.S. Borrower, a Warnaco Sub Borrower, the Sub Borrower or any Letter of Credit Beneficiary); provided, that each Foreign Borrower shall only be obligated to reimburse a Fronting Bank for disbursements under Letters of Credit issued for its account.

        SECTION 4.6. Reimbursement; Outstanding Letters, etc. (a) Each Borrower's obligation under Section 4.5 to reimburse a Fronting Bank with respect to each Disbursement made by that Fronting Bank (a "L/C Reimbursement Obligation") or, as applicable, each payment made by a Fronting Bank upon the maturity of an Acceptance created by that Fronting Bank (an "Acceptance Reimbursement Obligation"; together with a L/C Reimbursement Obligation, a "Reimbursement Obligation") (including fees and interest thereon payable pursuant to Section 3.2 and Section 3.3), and each Lender's obligation to make participation payments pursuant to Section 4.4 in each Disbursement and each payment in respect of a matured Acceptance, shall be absolute, unconditional and irrevocable and shall not be reduced by any event or occurrence including

               (i) the form, validity, sufficiency, accuracy, genuineness or legal effect of any Letter of Credit or Acceptance or any document submitted by any party in connection with the application for and issuance of a Letter of Credit or creation of an Acceptance, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged;

               (ii) the form, validity, sufficiency, accuracy, genuineness or legal effect of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or Acceptance or the rights or benefits thereunder or the proceeds thereof in whole or in part, which may prove to be invalid or ineffective for any reason;

               (iii) failure of the beneficiary to comply fully with conditions required in order to demand payment under a Letter of Credit or an Acceptance;

               (iv) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise;

               (v) any loss or delay in the transmission or otherwise of any document or draft required in order to make a Disbursement under a Letter of Credit or payment in respect of a matured Acceptance;

               (vi) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations in respect of any Letter of Credit or Acceptance or any other amendment or waiver of or any consent to departure from any Letter of Credit or an Acceptance;

               (vii) the existence of any claim, set-off, defense or other right that any Borrower may have at any time against any beneficiary or any transferee of a Letter of Credit or an Acceptance (or any Persons for whom any such beneficiary or any such transferee may be acting), any Fronting Bank or any other Person, whether in connection with the transactions contemplated by the applicable Letter of Credit or Acceptance or any unrelated transaction;

               (viii) payment by any Fronting Bank under a Letter of Credit or an Acceptance against presentation of a draft, certificate, document and/or instrument that does not strictly comply with the terms of such Letter of Credit or Acceptance;

               (ix) any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Obligations in respect of the applicable Letter of Credit or Acceptance;

               (x) the release to an Obligor or its designee of goods, inventory or other merchandise (whether or not consigned to a Fronting Bank or its designee) which have been provided by a supplier (including where such supplier is also a beneficiary of a Letter of Credit) of an Obligor, even if such release occurs prior to the Fronting Bank inspecting the documents, air waybills, bills of lading or other certificates or instruments which are required under the terms of a Letter of Credit to be presented to the Fronting Bank prior to the Disbursement being made under the relevant Letter of Credit; or

               (xi) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Borrower or a guarantor.

The obligations of each Borrower and the Lenders hereunder shall remain in full force and effect and shall apply to any alteration to or extension of the expiration date of any Letter of Credit or any Letter of Credit issued to replace, extend or alter any Letter of Credit during the term of this Agreement. None of the foregoing shall affect, impair or prevent the vesting of any of the rights or powers granted to either Fronting Bank or any Lender hereunder. In furtherance and extension and not in limitation or derogation of any of the foregoing, any action taken or omitted to be taken by either Fronting Bank in good faith (and not constituting gross negligence or willful misconduct) shall be binding upon each Borrower, each Obligor and each such Lender, and shall not put such Fronting Bank under any resulting liability to any Borrower, any Obligor or any such Lender, as the case may be.

        (b) The applicable Borrower shall pay (without duplication) to the Fronting Banks an amount equal to (i) the then Stated Amount and (ii) the aggregate face amount of all unmatured Acceptances then outstanding in respect of Letters of Credit and Acceptances issued by such Fronting Bank and all unpaid fees in respect of (x) any Letter of Credit or Acceptance outstanding under this Agreement in respect of Letters of Credit and Acceptances issued by such Fronting Bank upon any termination of this Agreement and (y) any Letter of Credit or Acceptance which is affected by, or becomes the subject matter of, any order, judgment, injunction or other such determination (an "Order") or any petition or other application for any Order by any Borrower or any other party, restricting payment by either Fronting Bank under and in accordance with such Letter of Credit or Acceptance or extending either Fronting Bank's or any Lender's liability under such Letter of Credit beyond the expiration date stated therein, or if not stated therein, which would otherwise apply to such Letter of Credit. Payment in respect of each such Letter of Credit or Acceptance described in (x) and (y) in this clause shall be due forthwith upon demand and in Dollars.

        (c) Each Fronting Bank hereby agrees that it will, with respect to each Letter of Credit and each Acceptance issued by such Fronting Bank that is subjected to any such demand for payment under the preceding clause (b), upon the later of:

               (i) the date on which any final and non-appealable order, judgment or other such determination has been rendered or issued either terminating any applicable Order or permanently enjoining such Fronting Bank from paying under such Letter of Credit and/or Acceptance; and

               (ii) (x) in the case of a Letter of Credit, the earlier of
        (A) the date on which either the original counterpart of such Letter of Credit is returned to such Fronting Bank for cancellation or such Fronting Bank is released by the beneficiary thereof from any further obligations in respect of such Letter of Credit, and
        (B) the expiry of such Letter of Credit and (y) in the case of an Acceptance, on the date on which either the original Acceptance is returned to such Fronting Bank for cancellation or such Fronting Bank is released by the payee thereto from any further obligations in respect of such Acceptance;

pay to the applicable Borrower an amount in Dollars equal to any excess of the amount received by such Fronting Bank pursuant to clause (b) above in respect of such Letter of Credit or such Acceptance (the "Received Amount") over the equivalent in Dollars of the total of amounts applied to reimburse such Fronting Bank for amounts paid by it under such Letter of Credit or such Acceptance, if any (with such Fronting Bank having the right to so appropriate such funds), together with an additional amount in Dollars computed by applying to the amount of such excess from time to time a per annum rate equal to 3% less than the Alternate Base Rate. Such additional amount shall be calculated daily on the basis of a 360 day year for the actual number of days elapsed from and including the date of payment to the applicable Fronting Bank of the Received Amount to (but not including) the date of return to the applicable Borrower of the excess.

        SECTION 4.7. Deemed Disbursements. Upon (a) the occurrence and during the continuation of any Bankruptcy Event, or (b) the occurrence and during the continuance of any other Event of Default, but, in the case of this clause (b), only following the direction of the Majority Lenders (or, if the Termination Date has not yet occurred, the Required Lenders, and then only to the extent it has been authorized in accordance with Article V of the Modification Agreement by the Required Lenders),

               (i) an amount equal to that portion of (x) Letter of Credit Outstandings attributable to outstanding and undrawn Letters of Credit and (y) Acceptance Obligations attributable to outstanding and unmatured Acceptances shall, without demand upon or notice to any Borrower, be deemed to have been paid or disbursed by the Fronting Banks under such Letters of Credit or Acceptances, as the case may be, (notwithstanding that such amount may not in fact have been so paid or disbursed); and

               (ii) upon notification by either Fronting Bank to the Administrative Agent and the U.S. Borrower of its obligations under this Section, the Borrowers shall be immediately obligated to reimburse such Fronting Bank the amount deemed to have been so paid or disbursed by such Fronting Bank; provided, that each Foreign Borrower shall only be obligated to reimburse a Fronting Bank for amounts deemed to have been disbursed under Letters of Credit issued for its account.

Any amounts so received by either Fronting Bank from the Borrowers pursuant to this Section shall be held as collateral security for the repayment of such Borrower's Obligations, subject to the terms of the Intercreditor Agreement, in connection with the Letters of Credit issued and the Acceptances created by the Fronting Banks. At any time when such Letters of Credit shall terminate, such Acceptances mature and are paid and all Obligations of the Fronting Banks are either terminated or paid or reimbursed to the applicable Fronting Bank in full, the Obligations of the Borrowers under this Section shall be reduced accordingly (subject, however, to reinstatement in the event any payment in respect of such Letters of Credit or Acceptances is recovered in any manner from either Fronting Bank), and subject to the terms of the Loan Documents, the applicable Fronting Bank will return to the applicable Borrower the excess, if any, of

               (x) the aggregate amount deposited by the Borrowers with such Fronting Bank and not theretofore applied by such Fronting Bank to any Reimbursement Obligation over

               (y) the aggregate amount of all Reimbursement Obligations to such Fronting Bank pursuant to this Section, as so adjusted.

At such time when all Events of Default shall have been cured or waived, the applicable Fronting Bank shall, subject to the terms of the Loan Documents, return to the applicable Borrower all amounts then on deposit with such Fronting Bank pursuant to this Section.

        SECTION 4.8. Nature of Reimbursement Obligations. The Borrowers, as applicable, shall assume all risks of the acts, omissions, or misuse of any
(a) Letter of Credit by the beneficiary thereof and (b) Acceptance by the payee thereof. Any action, inaction or omission taken or suffered by either Fronting Bank or any Fronting Bank's correspondents under or in connection with a Letter of Credit, any Draft made under any Letter of Credit or any Acceptance or any document relating thereto, if in good faith and in conformity with foreign or domestic laws, regulations or customs applicable thereto shall be binding upon the applicable Borrowers and shall not place either Fronting Bank or any of its correspondents under any resulting liability to such Borrowers. Without limiting the generality of the foregoing, each Fronting Bank and its correspondents may receive, accept or pay as complying with the terms of a Letter of Credit, any Draft under any Letter of Credit, an Acceptance, otherwise in order which may be signed by, or issued to, the administrator or any executor of, or the trustee in bankruptcy of, or the receiver for any property of, or other Person or entity acting as the representative or in the place of, such beneficiary or its successors and assigns. The Borrowers covenant that they will not take any steps, issue any instructions to either Fronting Bank or any of its correspondents or institute any proceedings intended to derogate from the right or ability of either Fronting Bank or its correspondents to honor and pay any Draft or Drafts. Without in any way limiting the provisions of
Section 4.6, and notwithstanding anything to the contrary contained in this Agreement or in any other Trade Document, each Borrower irrevocably acknowledges and agrees that it is unconditionally liable for all Reimbursement Obligations with respect to each Disbursement under each Letter of Credit issued or paid, as the case may be, for its account and each payment made on a matured Acceptance created for its account, as applicable (including fees and interest thereon), in each case, regardless (in the case of each of the U.S. Borrower, each Warnaco Sub Borrower and the Sub Borrower) whether such Letter of Credit was issued or such Advance created in respect of the sourcing or other corporate requirements or needs of the U.S. Borrower, the Sub Borrower or any Subsidiary of the U.S. Borrower or Sub Borrower, or otherwise.


                                 ARTICLE V
                   CERTAIN LIBO RATE AND OTHER PROVISIONS

        SECTION 5.1. Incorporation by Reference of Certain LIBO Rate, Increased Capital Costs, Other Provisions. Each of the parties hereto acknowledge and agree that the terms of Section 2.11 of the Modification Agreement, and all other terms of the Modification Agreement to which reference is made therein, together with all related definitions and ancillary provisions, are hereby incorporated into this Agreement by this reference as though specifically set forth in this Article.

        SECTION 5.2. Funding Losses. In the event any Lender shall incur any loss or expense (including any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to make, continue or maintain any portion of the principal amount of any Loan as, or to convert any portion of the principal amount of any Loan into, a LIBO Rate Loan, but excluding the loss of any anticipated or expected profits in respect of such LIBO Rate Loan) as a result of

               (a) any conversion or repayment or prepayment of the principal amount of any LIBO Rate Loans on a date other than the scheduled last day of the Interest Period applicable thereto, whether pursuant to Section 3.1 or otherwise;

               (b) any Loans not being made as LIBO Rate Loans in accordance with the Borrowing Request therefor; or

               (c) any Loans not being continued as, or converted into, LIBO Rate Loans in accordance with the Continuation/ Conversion Notice therefor,

then, upon the written notice of such Lender to the U.S. Borrower and the Administrative Agent, the U.S. Borrower shall, within five Business Days of its receipt thereof, pay directly to such Lender such amount as will (in the reasonable determination of such Lender) reimburse such Lender for such loss or expense. Such written notice (which shall include calculations in reasonable detail) shall, in the absence of manifest error, be conclusive and binding on the U.S. Borrower.

        SECTION 5.3. Taxes. Each payment made by each Borrower under this Agreement shall be made free and clear of, and without deduction for, any present or future withholding or other taxes imposed on such payments by or on behalf of any government or any political subdivision or agency thereof or therein, in accordance with (and the parties hereto agree to comply with the terms of) Section 2.12 of the Modification Agreement, in each case with all other terms of the Modification Agreement to which reference is made in such Section, together with all related definitions and ancillary provisions, being hereby incorporated into this Agreement by this reference as though specifically set forth in this Section 5.3.

        SECTION 5.4. Payments, Computations, etc. Unless otherwise expressly provided herein (including as set forth in Section 2.3 and Section 4.5), all payments by the Borrowers pursuant to this Agreement, the Notes or any other Trade Document shall be made by the Borrowers to the Administrative Agent for the account of the Lenders entitled to receive such payment. All such payments required to be made to the Administrative Agent shall be made, without setoff, deduction or counterclaim, not later than 11:00 a.m., Applicable Time, on the date due, in same day or immediately available funds, to such account as the Administrative Agent shall specify from time to time by notice to the U.S. Borrower. To the extent the Administrative Agent receives such funds prior to 12:00 noon, Applicable Time, the Administrative Agent shall promptly remit in same day funds to each Lender its share, if any, of such payments received by the Administrative Agent for the account of such Lender. All interest and fees shall be computed on the basis of the actual number of days (including the first day but excluding the last day) occurring during the period for which such interest or fee is payable over a year comprised of 360 days. Whenever any payment to be made shall otherwise be due on a day which is not a Business Day in New York, such payment shall (except as otherwise required by clause (b) of the definition of the term "Interest Period") be made on the next succeeding Business Day and such extension of time shall be included in computing interest and fees, if any, in connection with such payment.

        SECTION 5.5. Sharing of Payments. If any Lender shall obtain any payment or other recovery (whether voluntary, involuntary, by application of setoff or otherwise) on account of any Letter of Credit, Acceptance or Loan in excess of payments then or therewith obtained by all Lender Parties, such Lender shall purchase from the other Lender Parties such participations in Obligations (as defined in the Intercreditor Agreement) in accordance with the terms of clause (e) of Section 2.1 of the Intercreditor Agreement.

Each Borrower agrees that any Lender Party so purchasing a participation from another Lender Party pursuant to Section 2.1 of the Intercreditor Agreement may, to the fullest extent permitted by law, exercise all its rights of payment (including pursuant to Section 5.6) with respect to such participation as fully as if such Lender Party were the direct creditor of such Borrower in the amount of such participation. If under any applicable bankruptcy, insolvency or other similar law, any Lender Party receives a secured claim in lieu of a setoff to which such Section 2.1 applies, such Lender Party shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Lender Parties entitled under Section 2.1 of the Intercreditor Agreement to share in the benefits of any recovery on such secured claim.

        SECTION 5.6. Setoff. Each Lender shall, upon the occurrence of any Bankruptcy Event or, with the consent of the Required Lenders, upon the occurrence of any other Event of Default (and, in each case, only to the extent authorized in accordance with the terms of the Modification Agreement by the Required Lenders and subject in all respects to the terms of the Intercreditor Agreement), have the right to appropriate and apply to the payment of the Obligations (as defined in the Intercreditor Agreement) (whether or not then due) any and all balances, credits, deposits, accounts or moneys of the applicable Borrower then or thereafter maintained with or otherwise held by such Lender; provided, however, that any such appropriation and application shall be subject to the terms of the Intercreditor Agreement. Each Lender agrees promptly to notify the U.S. Borrower and the Administrative Agent after any such setoff and application made by such Lender; provided, however, that the failure to give such notice shall not affect the validity of such setoff and application. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff under applicable law or otherwise) which such Lender may have.

        SECTION 5.7. Currency Fluctuations, etc. (a) Not later than 1:00 p.m., New York City time, on each Calculation Date, each Fronting Bank shall (i) determine the Applicable Exchange Rate as of such Calculation Date with respect to each Qualified Foreign Currency for which there are at such time outstanding Non-U.S. Letters of Credit issued by that Fronting Bank and (ii) give notice thereof to the Administrative Agent. The Applicable Exchange Rates so determined shall become effective on the first Business Day immediately following the relevant Calculation Date (a "Reset Date") and shall remain effective until the next succeeding Reset Date.

        (b) Not later than 3:00 p.m., New York City time, on each Reset Date, each Fronting Bank shall (i) determine the U.S. Dollar Equivalent of the Non-U.S. Letters of Credit issued by that Fronting Bank in each Qualified Foreign Currency then outstanding (after giving effect to any Loans to be made or repaid on such date) and (ii) notify the U.S. Borrower and the Administrative Agent of the results of such determination.

        SECTION 5.8. European Monetary Union. If, as a result of the implementation of European Monetary Union ("EMU"), (a) any currency that is a Qualified Foreign Currency ceases to be lawful currency of the nation issuing the same and is replaced by a European common currency (the "Euro"), then any amount payable hereunder in such replaced Qualified Foreign Currency by either Fronting Bank in respect of a Disbursement shall instead be payable in Euros and the amount so payable shall be determined by translating the amount payable in such Qualified Foreign Currency to Euros at the exchange rate recognized by the European Central Bank for the purpose of implementing EMU; and (b) any nation issuing a currency that is a Qualified Foreign Currency also issues or recognizes the Euro through the central bank or other comparable authority of such nation, then so long as such nation issues or recognizes both the Qualified Foreign Currency and the Euro as the national currency, any amounts payable hereunder by either Fronting Bank in respect of a Disbursement in such Qualified Foreign Currency shall be payable either in such Qualified Foreign Currency or the Euro (determined in accordance with the method described in the foregoing clause (a)), as may be requested by the applicable Letter of Credit Beneficiary upon notice delivered to the applicable Fronting Bank. Prior to the applicability of clause (a) or (b) of the preceding sentence, each amount payable hereunder in any Qualified Foreign Currency will continue to be payable only in such Qualified Foreign Currency. Each of the Borrowers and each Fronting Bank agrees, at the request of any such party at the time of, or at any time following, the implementation of European Monetary Union, to enter into good faith negotiations concerning an agreement to amend this Agreement in such manner as any such party shall reasonably request in order to reflect the implementation of European Monetary Union and to place the parties hereto in the position they would have been in had European Monetary Union not been implemented. Notwithstanding anything to the contrary in Section 11.1, in the event that the Borrowers and either Fronting Bank are able to agree to an amendment of this Agreement, which amendment solely addresses issues raised by European Monetary Union, this Agreement, as of such amendment's effective date, shall be deemed to be amended by such amendment without the requirement of any further action hereunder by the Lenders or the Majority Lenders, as the case may be.


                                 ARTICLE VI
                            CONDITIONS PRECEDENT

        SECTION 6.1. Initial Credit Extension. The obligations of the Lenders to make any Credit Extension and each Fronting Bank to issue any Letters of Credit or Acceptances shall be subject to the delivery to the Managing Agents of this Agreement duly executed and delivered by the Lenders, each Agent, each Borrower and Group, and the prior or concurrent satisfaction of each of the conditions precedent set forth below in this
Section 6.1.

        SECTION 6.1.1. Resolutions, etc. The Administrative Agent shall have received from each Borrower originally executed copies of a certificate, each dated the date of the Effective Date, of its Secretary or Assistant Secretary as to

               (a) resolutions of its Board of Directors then in full force and effect authorizing the execution, delivery and performance of this Agreement, the Notes and each other Trade Document to be executed by it; and

               (b) the incumbency and signatures of those of its officers authorized to act with respect to this Agreement, the Notes and each other Trade Document executed by it,

upon which certificate each Lender may conclusively rely until it shall have received a further certificate of the Secretary of such Obligor canceling or amending such prior certificate.

        SECTION 6.1.2. Delivery of Notes. Each Lender shall have received its Note duly executed and delivered by each Borrower.

        SECTION 6.1.3. Closing Date Certificate. The Administrative Agent shall have received, with counterparts for each Lender, a closing date certificate, dated the Effective Date and duly executed and delivered by an Authorized Officer of Group, in which certificate Group shall agree and acknowledge that the statements made therein shall be deemed to be true and correct representations and warranties of Group and the Borrowers as of such date, and, at the time such certificate is delivered, such statements shall in fact be true and correct, and such certificate shall include the aggregate principal amount of Interim Loans made in July, August and September. All documents and agreements required to be appended to the closing date certificate shall be in form and substance satisfactory to the Administrative Agent.

        SECTION 6.1.4. Effectiveness of Modification Agreement, Intercreditor Agreement. The Administrative Agent shall have received evidence satisfactory to it that all conditions to the effectiveness of the Intercreditor Agreement (as set forth in Article III thereof) and the Modification Agreement (as set forth in Article VI thereof) shall have been satisfied in accordance with their terms, without amendment or waiver of any material provision thereof.

        SECTION 6.1.5. Tradexpress Agreement; MicroTrade Agreement. The Administrative Agent shall have received an originally executed (i) Tradexpress Agreement, dated as of the Effective Date, duly executed and delivered by an Authorized Officer of each applicable Obligor and Scotiabank, and (ii) MicroTrade Agreement, dated as of the Effective Date, duly executed and delivered by an Authorized Officer of each applicable Obligor and BofA.

        SECTION 6.1.6. Opinions of Counsel. The Administrative Agent shall have received opinions, dated the Effective Date and addressed to the Agents and all Lenders, in each case satisfactory to the Administrative Agent, from (a) Skadden, Arps, Slate, Meagher & Flom LLP, New York counsel to the Obligors, (b) Stanley P. Silverstein, General Counsel for the U.S. Borrower, (c) Garth Patterson, Barbados counsel to Warnaco (HK), and (d) Allen & Overy, Dutch counsel to Warnaco B.V., Warnaco Netherlands and Warnaco Holland.

        SECTION 6.1.7. Fee Letters. The Administrative Agent shall have received a copy of each Fee Letter, duly executed and delivered by the Administrative Agent or BofA (as applicable) and (in each case) the U.S. Borrower.

        SECTION 6.2. All Credit Extensions. The obligation of each Lender or each Fronting Bank to make any Credit Extension on any date other than a Funding Date shall be subject to the satisfaction of each of the conditions precedent set forth in this Section 6.2.

        SECTION 6.2.1. Compliance with Warranties, No Default, etc. Both before and after giving effect to any Credit Extension the following statements shall be true and correct:

               (a) no event or circumstances has occurred and is continuing, or would result from the making of such Credit Extension, which when considered by itself or together with other past or then existing events or circumstances, could reasonably be expected to have a Material Adverse Effect or constitute or would constitute a Material Adverse Change;

               (b) the representations and warranties set forth in Article VII, and in each other Trade Document shall, in each case, be true and correct with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall have been true and correct as of such earlier date); and

               (c) the conditions set forth in Section 3.1 of the Modification Agreement shall have been satisfied.

        SECTION 6.2.2. Credit Request. To the extent that Loans are made as Base Rate Loans or a LIBO Rate Loan with a three month Interest Period, any Drawer requests that the Fronting Bank create an Acceptance, or any Borrower requests that the Fronting Bank issue a Letter of Credit other than by means of notification in accordance with the terms of the Tradexpress Agreement or the MicroTrade Agreement, the Fronting Bank making such Loan, issuing such Letter of Credit or creating an Acceptance shall have been presented with a draft by any Drawer or shall have received a Borrowing Request or Issuance Request, as the case may be, for such Credit Extension, executed and delivered (as applicable) by the applicable Borrower. Each of the delivery (or deemed delivery pursuant to the terms of this Agreement) of a draft by any Drawer, a Borrowing Request or an Issuance Request and the creation of the Acceptance, the acceptance by any Borrower of the proceeds of the Borrowing, the issuance of the Letter of Credit, or the making of a Loan upon a Disbursement or the maturity of an unreimbursed Acceptance, as applicable, shall constitute a representation and warranty by such Borrowers that on the date of such Credit Extension (both immediately before and after giving effect to such Credit Extension and the application of the proceeds thereof) or the creation of an Acceptance or the issuance of the Letter of Credit, as applicable, the statements made in Section 6.2.1 are in each case true and correct.

        SECTION 6.2.3. Satisfactory Legal Form. All documents executed or submitted pursuant hereto by or on behalf of Group or any of its Subsidiaries shall be satisfactory in form and substance to the Managing Agents; the Managing Agents shall have received all information, approvals, opinions, documents or instruments as the Managing Agents may reasonably request.

                                ARTICLE VII
                       REPRESENTATIONS AND WARRANTIES

        In order to induce the Fronting Banks, the Lenders and the Agents to enter into this Agreement and to make Loans, create Acceptances and issue Letters of Credit hereunder, each Borrower and Group represents and warrants unto each Agent, each Lender and each Fronting Bank, as set forth in this Article VII.

        SECTION 7.1. Incorporation by Reference of Representations. Group and each Borrower represents and warrants that the representations and warranties contained in Article IV of the Modification Agreement are true and correct in all material respects, each such representation and warranty set forth in such Article and all other terms of the Modification Agreement to which reference is made therein, together with all related definitions and ancillary provisions, being hereby incorporated into this Agreement by this reference as though specifically set forth in this Article.


                                ARTICLE VIII
                                 COVENANTS

        SECTION 8.1. Affirmative Covenants. Group and each Borrower covenants and agrees with each Agent, each Lender and each Fronting Bank that, until the Trade Termination Date has occurred, they will(and will cause their Subsidiaries to) perform the obligations set forth in this
Section 8.1.

        SECTION 8.1.1. Incorporation by Reference of Affirmative and Reporting Covenants. Group and each Borrower covenants and agrees that they will (and cause their Subsidiaries to) perform, comply with and be bound by all of the agreements, covenants and obligations contained in Section 2.5 and Section 2.8 of the Modification Agreement, each such agreement, covenant and obligation contained in such Section 2.5 and Section 2.8 and all other terms of the Modification Agreement to which reference is made therein, together with all related definitions and ancillary provisions, being hereby incorporated into this Agreement by this reference as though specifically set forth in this Article.

        SECTION 8.1.2. Use of Proceeds. Group and each Borrower covenants and agrees that the Credit Extensions shall be used solely for the following purposes:

               (a) Letters of Credit shall be issued for the account of (i) the U.S. Borrower to support obligations of the U.S. Borrower and its wholly-owned Subsidiaries (and their respective divisions),
        (ii) each Foreign Borrower to support obligations of such Foreign Borrower, (iii) the Sub Borrower to support obligations of the Sub Borrower and its wholly-owned Subsidiaries (and their respective divisions) and (iv) each Warnaco Sub Borrower to support obligations of such Warnaco Sub Borrower and its wholly-owned Subsidiaries (and their respective divisions), in each case to facilitate such Borrower's (and, if applicable, Subsidiaries' and divisions') worldwide sourcing from suppliers of merchandise;

               (b) in lieu of a Fronting Bank honoring its Disbursement obligation under (in the case of Fronting Bank(BNS)) Existing Letters of Credit or (in the case of each Fronting Bank) Letters of Credit issued by such Fronting Bank for the account of such Persons, Acceptances will be created for the account of (i) the U.S. Borrower to support obligations of the U.S. Borrower and its wholly-owned Subsidiaries (and their respective divisions), (ii) the Sub Borrower to support obligations of the Sub Borrower and its wholly-owned Subsidiaries (and their respective divisions) and
        (iii) each Warnaco Sub Borrower to support obligations of such Warnaco Sub Borrower and its wholly-owned Subsidiaries (and their respective divisions); and

               (c) proceeds of Loans shall be made to one or more Borrowers
        (i) by Fronting Bank(BNS) to fund the Reimbursement Obligations in respect of Existing Letters of Credit and by the applicable Fronting Bank to fund Reimbursement Obligations in respect of Letters of Credit issued by it, in each case, under which Disbursements are made, (ii) by Fronting Bank(BNS) in respect of Existing Acceptances and by each Fronting Bank to fund Reimbursement Obligations in respect of Acceptances created by such Fronting Bank, in each case which have Maturity Dates occurring on (or about) the date of the Loan and (iii) by Fronting Bank(BNS) to refinance on or within one Business Day following the Effective Date the principal amount of all Interim Loans.

        SECTION 8.1.3. Possession, etc. Until payment by the Borrowers to the applicable Fronting Bank of all Obligations with respect to a particular Letter of Credit (including by way of the making of a Loan or creation of an Acceptance in respect of a Disbursement under such Letter of Credit), the Administrative Agent, on behalf of the Lender Parties, shall have the absolute right and title to and the unqualified right to the possession and disposal of, the Goods covered by such Letter of Credit, to the extent not theretofore released to a Borrower (or its designee) on trust or bailee receipt or otherwise, and all Documents issued in respect of the Goods relating to such Letter of Credit, all contracts, contract rights and policies or certificates of insurance specifically relating to such Goods under such Letter of Credit (all of the foregoing shall be referred to herein as the "Subject Property" under such Letter of Credit) and shall be entitled to exercise all rights as an unpaid seller of such Subject Property, in each case subject to the terms of the Intercreditor Agreement.

        SECTION 8.2. Financial and Negative Covenants. Group and each Borrower covenants and agrees that, at all times prior to the Trade Termination Date, they will perform, comply with and be bound by all of the agreements, covenants and obligations contained in Section 2.6 and Section
2.7 of the Modification Agreement, each such agreement, covenant and obligation contained in such Section 2.6 and Section 2.7 and all other terms of the Modification Agreement to which reference is made therein, together with all related definitions and ancillary provisions, being hereby incorporated into this Agreement by this reference as though specifically set forth in this Article.


                                 ARTICLE IX
                             EVENTS OF DEFAULT

        SECTION 9.1. Listing of Events of Default. Each of the following events or occurrences described in this Section 9.1 shall constitute an "Event of Default".

        SECTION 9.1.1. Non-Payment of Obligations. Any Borrower shall default in the payment or prepayment when due of (a) any principal of or interest on any Loan, (b) any Reimbursement Obligation, or (c) any fee or of any other Obligation, or prepayment and in each case such default in payment or prepayment shall continue unremedied for more than three Business Days from the date such payment or prepayment was due.

        SECTION 9.1.2. Breach of Warranty. Any representation or warranty of any Borrower or any other Obligor (or any of their officers) made or deemed to be made hereunder or in any other Trade Document executed by it (including any certificates delivered pursuant to Article VI) shall prove to have been incorrect in any material respect when made or deemed made.

        SECTION 9.1.3. Non-Performance of Certain Covenants and Obligations. Any Obligor shall default in the due performance and observance of any of its obligations under (i) Section 8.1.2 or (ii) any other agreements contained in this Agreement or in the Tradexpress Agreement if such failure shall remain unremedied for 30 days after written notice thereof shall have been given to the U.S. Borrower by Fronting Bank(BNS) or (if earlier) after any officer of the U.S. Borrower obtains knowledge thereof.

        SECTION 9.1.4. Termination, etc., of Trade Documents. Any Trade Document shall (except in accordance with its terms), in whole or in part, terminate, cease to be effective or cease to be the legally valid, binding and enforceable obligation of the Obligor that is a party thereto; or any Borrower or any other Obligor shall, directly or indirectly, contest in any manner such effectiveness, validity, binding nature or enforceability (except as aforesaid).

        SECTION 9.1.5. Event of Default Under Modification Agreement. Any Event of Default under (and as defined in) the Modification Agreement shall occur and be continuing.

        SECTION 9.2. Action Upon Bankruptcy Event. If any Bankruptcy Event shall occur, the Commitments (if not theretofore terminated) shall automatically terminate and the outstanding principal amount of all outstanding Loans and all other Obligations shall automatically be and become immediately due and payable, without notice or demand.

        SECTION 9.3. Action Upon Other Event of Default. If any Event of Default (other than any Bankruptcy Event) shall occur for any reason, whether voluntary or involuntary, and be continuing, (a) the Administrative Agent, upon the direction of the Majority Lenders (or, if the Termination Date has not occurred, upon the direction of the Required Lenders, in accordance with Section 5.1 of the Modification Agreement), shall by notice to the U.S. Borrower declare the Commitments (if not theretofore terminated) to be terminated, whereupon the Commitments shall terminate and/or (b) the Administrative Agent, upon the direction of the Majority Lenders (or, if the Termination Date has not occurred, upon the direction of the Required Lenders in accordance with Section 5.1 of the Modification Agreement), shall by notice to the U.S. Borrower declare an amount equal to the sum of the aggregate face amount of all unmatured Acceptances, the principal amount of all Loans and the maximum aggregate amount that is or at any time thereafter may become available for drawing under any outstanding Letters of Credit (whether or not any beneficiary shall have presented, or shall be entitled at such time to present, the drafts or other documents required to draw under such Letters of Credit) to be immediately due and payable, the applicable Borrowers being obligated to cash collateralize all such obligations immediately (in accordance with Section 4.7), whereupon the full unpaid amount of such Loans and other Obligations which shall be so declared due and payable shall be and become immediately due and payable, without further notice, demand or presentment.

                                 ARTICLE X
                       THE AGENTS, THE FRONTING BANKS

        SECTION 10.1. Actions. Each Lender (i) hereby appoints Scotiabank as its Administrative Agent and Scotiabank and Citibank as the Managing Agents under and for purposes of this Agreement, the Notes and each other Trade Document and (ii) hereby appoints Scotiabank as administrative agent and each Managing Agent as Debt Coordinator for purposes of the Loan Documents. Each Lender authorizes each Agent to act on behalf of such Lender under this Agreement, the Notes, each other Trade Document and the Loan Documents and, in the absence of other written instructions from the Majority Lenders or, if applicable, the Required Lenders received from time to time by such Agent (with respect to which the such Agent agrees that it will comply, except as otherwise provided in this Section, or (if applicable), the Loan Documents or as otherwise advised by counsel), to exercise such powers hereunder and thereunder as are specifically delegated to or required of such Agent by the terms hereof and thereof, together with such powers as may be reasonably incidental thereto. Each Lender hereby indemnifies (which indemnity shall survive any termination of this Agreement, the other Trade Documents and the Loan Documents) each Agent and each Fronting Bank, pro rata according to such Lender's Percentage, from and against any and all liabilities, obligations, losses, damages, claims, costs or expenses of any kind or nature whatsoever which may at any time be imposed on, incurred by, or asserted against, such Agent in any way relating to or arising out of this Agreement, the Notes, any other Trade Document and any Loan Documents, including reasonable attorneys' fees, and as to which such Agent is not reimbursed by the Borrowers; provided, however, that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, claims, costs or expenses which are determined by a court of competent jurisdiction in a final proceeding to have resulted from such Agent's gross negligence or wilful misconduct. Each Agent shall not be required to take any action hereunder, under the Notes, under any other Trade Document or under any Loan Documents, or to prosecute or defend any suit in respect of this Agreement, the Notes, any other Trade Document or under any Loan Documents, unless it is indemnified hereunder to its satisfaction. If any indemnity in favor of any Agent shall be or become, in such Agent's determination, inadequate, such Agent may call for additional indemnification from the Lenders and cease to do the acts indemnified against hereunder until such additional indemnity is given.

        SECTION 10.2. Copies, etc. Each Agent shall give prompt notice to each Lender of each notice or request required or permitted to be given to such Agent by the Borrowers pursuant to the terms of this Agreement (unless concurrently delivered to the Lenders by a Borrower). Each Agent will distribute to each Lender each document or instrument received for its account and copies of all other communications received by such Agent from the Borrowers for distribution to the Lenders by such Agent in accordance with the terms of this Agreement.

        SECTION 10.3. Exculpation. Neither any Agent nor any of its affiliates, directors, officers, employees or agents shall be liable to any Lender for any action taken or omitted to be taken by it under this Agreement, any other Trade Document or any Loan Document, or in connection herewith or therewith, except for its own wilful misconduct or gross negligence, nor responsible for any recitals or warranties herein or therein, nor for the effectiveness, enforceability, validity or due execution of this Agreement, any other Trade Document or any Loan Document, nor for the creation, perfection or priority of any Liens (if any) purported to be created by any of the Trade Documents or any Loan Documents, or the validity, genuineness, enforceability, existence, value or sufficiency of collateral security (if any), nor to make any inquiry respecting the performance by any Borrower of its obligations hereunder, under any other Trade Document or any Loan Document. Any such inquiry which may be made by any Agent shall not obligate it to make any further inquiry or to take any action. Each Agent shall be entitled to rely upon advice of counsel concerning legal matters and upon any notice, consent, certificate, statement or writing which such Agent believes to be genuine and to have been presented by a proper Person.

        SECTION 10.4. Successor. Each Agent may resign as such at any time upon at least 30 days' prior notice to the U.S. Borrower and all Lenders. If such Agent at any time shall resign, the Majority Lenders may appoint another Lender as a successor Agent which shall thereupon become an Agent in the capacity of the resigning Agent hereunder. If no successor Agent shall have been so appointed by the Majority Lenders, and shall have accepted such appointment, within 30 days after the retiring Agent's giving notice of resignation, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent, which shall be one of the Lenders or a commercial banking institution organized under the laws of the U.S. (or any State thereof) or a U.S. branch or agency of a commercial banking institution, and having a combined capital and surplus of at least $500,000,000; provided, however, that if, any retiring Agent is unable to find a commercial banking institution which is willing to accept such appointment and which meets the qualifications set forth above, the retiring Agent's resignation shall nevertheless thereupon become effective, the retiring Agent shall be discharged from its duties and obligations under the Trade Documents and the Loan Documents and the Lenders shall (subject to any contrary terms in any Loan Document) assume and perform all of the duties of Agent hereunder or under the Loan Documents until such time, if any, as the Majority Lenders appoint a successor as provided above. Upon the acceptance of any appointment as an Agent hereunder by a successor Agent, such successor Agent shall be entitled to receive from the retiring Agent such documents of transfer and assignment as such successor Agent may reasonably request, and shall thereupon succeed to and become vested with all rights, powers, privileges and duties of the retiring Agent. After any retiring Agent's resignation hereunder as an Agent, the provisions of

               (a) this Article X shall inure to its benefit as to any actions taken or omitted to be taken by it while it was an Agent under this Agreement, the Trade Documents and the Loan Documents; and

               (b) Section 11.3 and Section 11.4 shall continue to inure to its benefit.

        SECTION 10.5. Loans Made, Letters of Credit Issued or Acceptances Created by Scotiabank and BofA. Scotiabank and BofA shall each have the same rights and powers with respect to (x) the Loans made by it or any of its affiliates, (y) the Notes held by it or any of its affiliates, and (z) its participating interests in the Letters of Credit and Acceptances as any other Lender and may exercise the same as if it were not an Agent, an Issuer or a Fronting Bank. Each of Scotiabank and BofA and their affiliates may accept deposits from, lend money to, and generally engage in any kind of business with the U.S. Borrower or any Subsidiary or Affiliate of the U.S. Borrower as if Scotiabank and BofA was not an Agent, Issuer or Fronting Bank hereunder.

        SECTION 10.6. Credit Decisions. Each Lender acknowledges that it has, independently of each Agent and each other Lender, and based on such Lender's review of the financial information of the Borrowers, this Agreement, the other Trade Documents and the Loan Documents (in all cases the terms and provisions of which being satisfactory to such Lender) and such other documents, information and investigations as such Lender has deemed appropriate, made its own credit decision to extend its Commitment. Each Lender also acknowledges that it will, independently of each Agent and each other Lender, and based on such other documents, information and investigations as it shall deem appropriate at any time, continue to make its own credit decisions as to exercising or not exercising from time to time any rights and privileges available to it under this Agreement or any other Trade Document.

        SECTION 10.7. Defaults. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of a Default unless the Administrative Agent has received a written notice from a Lender or the U.S. Borrower specifying such Default and stating that such notice is a "Notice of Default". In the event that the Administrative Agent receives such a notice of the occurrence of a Default, the Administrative Agent shall give prompt notice thereof to the Lenders. The Administrative Agent shall (subject to Section 10.1) take such action with respect to such Default as shall be directed by the Majority Lenders or, if applicable pursuant to the terms of the Loan Documents, the Required Lenders; provided, that unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall deem advisable in the best interest of the Lenders except to the extent that this Agreement or the Loan Documents expressly requires that such action be taken, or not be taken, only with the consent or upon the authorization of the Majority Lenders or, if applicable, pursuant to the terms of the Loan Documents the Required Lenders, or all Lenders. Each Lender acknowledges and agrees that if a Loan Document requires actions be taken or not taken upon the consent or direction of the Required Lenders or all Lender Parties, then, notwithstanding anything to the contrary contained in any Trade Document, the Agents shall only be required to take or omit to take such action upon the direction of the Required Lenders or the Lender Parties, and the Majority Lenders and Lenders under the Trade Documents shall not direct the Agents to act in a manner contrary to the Loan Documents.

        SECTION 10.8. Authorization of Administrative Agent Relating to the Loan Documents. In addition to the other provisions of this Article, each Lender hereby authorizes and directs the Administrative Agent, on behalf of such Lender, from time to time (including on the Effective Date) to execute and deliver all documents and instruments related to the Loan Documents that are required to be delivered on behalf of the Lenders in connection with the Loan Documents, subject, where applicable, to the receipt of any requisite vote of the Lenders.


                                 ARTICLE XI
                          MISCELLANEOUS PROVISIONS

        SECTION 11.1. Waivers, Amendments, etc. (a) The provisions of this Agreement and of each other Trade Document may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and consented to by the Borrowers and the Majority Lenders and, if applicable, the Required Lenders and (in all cases) subject to the terms of the Intercreditor Agreement, if applicable to the particular amendment, modification or waiver; provided, however, that no such amendment, modification or waiver which would:

               (i) modify any requirement hereunder that any particular action be taken by all the Lenders shall be effective unless consented to by each Lender;

               (ii) modify this Section 11.1, reduce the percentage specified in the definition of "Majority Lenders", reduce any fees described in Article III, or extend the Commitment Termination Date shall be made without the consent of each Lender;

               (iii) increase the Commitment Amount or (except as otherwise contemplated by this Agreement, including the definition "Aggregate Amount") the Percentage of any Lender without the consent of each Lender adversely affected thereby;

               (iv) extend the due date for, or reduce the amount of, (A) any scheduled repayment or prepayment of principal of or interest on or fees payable in respect of any Loan (or reduce the principal amount of or rate of interest on or fees payable in respect of any
        Loan) shall be made without the consent of each Lender adversely affected thereby, or (B) any Reimbursement Obligation shall be made without the consent of the Lender to whom such Reimbursement Obligation is owed;

               (v) affect adversely the interests, rights or obligations of either Fronting Bank in its capacity as a Fronting Bank shall be made without the consent of such Fronting Bank;

               (vi) affect adversely the interests, rights or obligations of the Managing Agents in their capacity as the Managing Agents shall be made without the consent of each Managing Agent; or

               (vii) affect adversely the interests, rights or obligations of the Administrative Agent in its capacity as the Administrative Agent shall be made without consent of the Administrative Agent.

No failure or delay on the part of any Agent or any Lender in exercising any power or right under this Agreement or any other Trade Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on any Borrower in any case shall entitle it to any notice or demand in similar or other circumstances. No waiver or approval by any Agent or any Lender under this Agreement or any other Trade Document shall, except as may be otherwise stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval hereunder shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.

        SECTION 11.2. Notices. All notices and other communications provided to any party hereto under this Agreement or any other Trade Document shall be in writing or by facsimile and addressed, delivered or transmitted to such party at its address, or facsimile number set forth, in the case of any Borrower, Group or any Agent, below its signature hereto or, in the case of any Lender, set forth in Schedule II or in the Lender Assignment Agreement or at such other address or facsimile number as may be designated by such party in a notice to the other parties. Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when transmitted.

        SECTION 11.3. Payment of Costs and Expenses. The U.S. Borrower agrees to pay on demand all reasonable expenses of the Agents (including the reasonable fees and out-of-pocket expenses of counsel to the Agents and of local counsel, if any, who may be retained by counsel to the Agents) in connection with

               (a) the negotiation, preparation, execution and delivery of this Agreement and of each other Trade Document, including schedules and exhibits, and any amendments, waivers, consents, supplements or other modifications to this Agreement or any other Trade Document as may from time to time hereafter be required, whether or not the transactions contemplated hereby are consummated; and

               (b) the preparation and review of the form of any document or instrument relevant to this Agreement or any other Trade Document.

Each Borrower covenants to pay on demand all reasonable costs and expenses of the Agents, the Fronting Banks and the Lenders incurred in the enforcement of any Agent's, each Fronting Bank's or any Lender's rights under this Agreement and any Trade Document (including the reasonable fees and expenses of counsel for such Agent, each Fronting Bank and such Lender with respect thereto) and, further, covenants that it will indemnify the Agents, each Fronting Bank and the Lenders on demand against all loss or damage to such Persons arising out of the issuance of or other action taken by such Persons in connection with any Letter of Credit or Loan including the costs relating to any legal process instituted by any party restraining or seeking to restrain either Fronting Bank from accepting or paying any Acceptance, Letter of Credit or Draft. Each Borrower also agrees that neither any Agent, either Fronting Bank nor any Lender shall have any liability to it for any reason in respect of the creation of any Acceptance, the issuance of any Letter of Credit or Loan other than on account of such Agent's, Fronting Bank's or Lender's gross negligence or wilful misconduct. All payments to be made to such Agent, either Fronting Bank and such Lender hereunder shall, subject to Section 5.3, be made for value on the date due and free of any withholding tax or levy, other than taxes imposed on the net income of such Agent, such Fronting Bank or such Lender, and each Borrower covenants that such taxes or levies, other than as excepted, shall be paid by such Borrower. The provisions of this paragraph will survive payment in full hereunder.

        SECTION 11.4. Indemnification. In consideration of the execution and delivery of this Agreement by each Lender and the extension of the Commitments, each Borrower hereby indemnifies, exonerates and holds each Agent, each Fronting Bank and each Lender and each of their respective affiliates, officers, directors, employees and agents (collectively, the "Indemnified Parties") free and harmless from and against any and all actions, causes of action, suits, losses, costs, liabilities and damages, and expenses incurred in connection therewith (irrespective of whether any such Indemnified Party is a party to the action for which indemnification hereunder is sought), including the reasonable fees and expenses of counsel for such Agent, such Fronting Bank and such Lender with respect thereto (collectively, the "Indemnified Liabilities"), incurred by the Indemnified Parties or any of them as a result of, or arising out of, or relating to

               (a) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of any Loan or the use of any Letter of Credit or Acceptance; or

               (b) the entering into and performance of this Agreement and any other Trade Document by any of the Indemnified Parties (including any action brought by or on behalf of any Borrower as the result of any determination by the Majority Lenders pursuant to
        Article VI not to make any Credit Extension);

except for any such Indemnified Liabilities arising for the account of a particular Indemnified Party by reason of the relevant Indemnified Party's gross negligence or wilful misconduct.

        SECTION 11.5. Survival. The obligations of each Borrower under Sections 5.1, 5.2, 5.3, 11.3 and 11.4, and the obligations of the Lenders under Section 10.1, shall in each case survive any termination of this Agreement, the payment in full of all Obligations and the termination of all Commitments. Furthermore, the Obligors acknowledge and agree that the obligations under Sections 5.3, 5.4, 5.5, 5.6, 11.3 and 11.4 of the Interim Credit Agreement are continuing obligations and have, notwithstanding the termination of the Interim Credit Agreement, survived such termination. The representations and warranties made by the Borrowers in this Agreement and in each other Trade Document shall survive the execution and delivery of this Agreement and each such other Trade Document.

        SECTION 11.6. Severability. Any provision of this Agreement or any other Trade Document which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or such Trade Document or affecting the validity or enforceability of such provision in any other jurisdiction.

        SECTION 11.7. Headings. The various headings of this Agreement and of each other Trade Document are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or such other Trade Document or any provisions hereof or thereof.

        SECTION 11.8. Execution in Counterparts, Effectiveness, etc. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be executed by each Borrower and each Agent and be deemed to be an original and all of which shall constitute together but one and the same agreement. This Agreement shall become effective when counterparts hereof executed on behalf of each Borrower and the Lenders (or notice thereof satisfactory to the Agents) shall have been received by the Agents and notice thereof shall have been given by the Agents to the U.S. Borrower and each Lender.

        SECTION 11.9. Governing Law; Entire Agreement. THIS AGREEMENT, THE NOTES AND EACH OTHER TRADE DOCUMENT SHALL EACH BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK. This Agreement, the Notes and the other Trade Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and (subject to Section 11.5) supersede any prior agreements, written or oral, with respect thereto.

        SECTION 11.10. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that:

               (a) No Borrower may assign or transfer its rights or obligations hereunder without the prior written consent of the Agents and all Lenders; and

               (b) the rights of sale, assignment and transfer of the Lenders are subject to Section 11.11.

        SECTION 11.11. Sale and Transfer of Loans and Notes; Participations in Loans and Notes. Each Lender may assign, or sell participations in, its Loans and obligations to risk participate in Credit Extensions to one or more other Persons in accordance with this Section 11.11.

        SECTION 11.11.1.  Assignments.  Any Lender,

               (a) with the written consent of the U.S. Borrower (which consent shall not be unreasonably delayed or withheld and which consent shall not be required during the occurrence and continuance of a Default or if the assignment is to a Person described in clause (b) of Section 8.6 of the Intercreditor Agreement), each Fronting Bank (in its sole discretion) and the Administrative Agent, may at any time assign and delegate to one or more commercial banks, or to other financial institutions, or to Persons of the type described in Section 8.6(b) of the Intercreditor Agreement; and

               (b) with the consent of each Fronting Bank, and notice to the U.S. Borrower and the Administrative Agent, but without the consent of the U.S. Borrower or the Administrative Agent, may assign and delegate to any other Lender,

(each Person described in either of the foregoing clauses as being the Person to whom such assignment and delegation is to be made, being hereinafter referred to as an "Assignee Lender"), all or a fraction of such Lender's total Loans and obligations to risk participate in Credit Extensions in a minimum amount of $10,000,000 of Loans and obligations to risk participate in Credit Extensions (other than in the case of an assignment to any other Lender or (with the requisite consents described above) any Affiliate of a Lender or an assignment of the remaining Loans and obligations to risk participate in Credit Extensions of such assignor Lender). No Borrower shall be required to pay an amount under Section 5.3 that is greater than the amount which it would have been required to pay had no assignment been made. The Borrowers and the Administrative Agent shall be entitled to continue to deal solely and directly with such Lender in connection with the interests so assigned and delegated to an Assignee Lender until

               (i) written notice of such assignment and delegation, together with payment instructions, addresses and related information with respect to such Assignee Lender, shall have been given to the U.S. Borrower (for the purposes hereof, also acting on behalf of the Foreign Borrowers) and the Administrative Agent by such Lender and such Assignee Lender,

               (ii) such Assignee Lender shall have executed and delivered to the U.S. Borrower (for the purposes hereof, also acting on behalf of the Foreign Borrowers) and the Administrative Agent a Lender Assignment Agreement, accepted by the Administrative Agent, and shall have become a party to the Intercreditor Agreement and the Modification Agreement in accordance with the terms thereof; and

               (iii)  the processing fees described below shall have been paid.

From and after the date that the Administrative Agent accepts such Lender Assignment Agreement, (x) the Assignee Lender thereunder shall be deemed automatically to have become a party hereto and to the extent that rights and obligations hereunder have been assigned and delegated to such Assignee Lender in connection with such Lender Assignment Agreement, shall have the rights and obligations of a Lender hereunder and under the other Trade Documents, and (y) the assignor Lender, to the extent that rights and obligations hereunder have been assigned and delegated by it in connection with such Lender Assignment Agreement, shall be released from its obligations hereunder and under the other Trade Documents. Within five Business Days after its receipt of notice that the Administrative Agent has received an executed Lender Assignment Agreement with respect to the assignment of Loans, the Borrowers shall execute and deliver to the Administrative Agent (for delivery to the relevant Assignee Lender) new Notes evidencing such Assignee Lender's assigned Loans and obligations to risk participate in Credit Extensions and, if the assignor Lender has Loans and obligations to risk participate in Credit Extensions hereunder, replacement Notes in the principal amount of the Loans and obligations to risk participate in Credit Extensions retained by the assignor Lender hereunder (such Notes to be in exchange for, but not in payment of, those Notes then held by such assignor Lender). Each such Note shall be dated the date of the predecessor Notes. The assignor Lender shall mark the predecessor Notes "exchanged" and deliver them to the U.S. Borrower. Accrued interest on that part of the predecessor Notes evidenced by the new Notes, and accrued fees, shall be paid as provided in the Lender Assignment Agreement. Accrued interest on that part of the predecessor Notes evidenced by the replacement Notes shall be paid to the assignor Lender. Accrued interest and accrued fees shall be paid at the same time or times provided in the predecessor Notes and in this Agreement. Such assignor Lender or such Assignee Lender must also pay a processing fee to the Administrative Agent upon delivery of any Lender Assignment Agreement in the amount of $3,500. Any attempted assignment and delegation not made in accordance with this Section 11.11.1 shall be null and void. Nothing in this Section shall prevent or prohibit any Lender from pledging its rights (but not its obligations to make Loans, to issue or participate in Letters of Credit and to create or participate in Acceptances) under this Agreement and/or its Loans and/or Notes hereunder to a Federal Reserve Bank in support of borrowing made by such Lender from such Federal Reserve Bank.

        SECTION 11.11.2. Participations. Any Lender may at any time sell to one or more commercial banks or other Persons (each of such commercial banks and other Persons being herein called a "Participant") participating interests (or a sub-participating interest, in the case of a Lender's participating interest in a Letter of Credit or Acceptance) in any of the Loans, obligations to risk participate in Credit Extensions or other interests of such Lender hereunder; provided, however, that

               (a) no participation or sub-participation contemplated in this Section 11.11.2 shall relieve such Lender from its obligations to risk participate in Credit Extensions or its other obligations hereunder or under any other Trade Document,

               (b) such Lender shall remain solely responsible for the performance of its obligations to risk participate in Credit Extensions and such other obligations,

               (c) the Borrowers and the Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and each of the other Trade Documents,

               (d) no Participant, unless such Participant is an affiliate of such Lender, or is itself a Lender, shall be entitled to require such Lender to take or refrain from taking any action hereunder or under any other Trade Document, except that such Lender may agree with any Participant that such Lender will not, without such Participant's consent, take any actions of the type described in clause (ii) (iii) or (iv) of Section 11.1, and

               (e) no Borrower shall be required to pay any amount under
        Section 5.3 that is greater than the amount which it would have been required to pay had no participating interest been sold.

        SECTION 11.11.3. Fronting Bank Assignments. In the event that S&P, Moody's or Thompson's BankWatch (or InsuranceWatch Ratings Service, in the case of Lenders that are insurance companies (or Best's Insurance Reports, if such insurance company is not rated by InsuranceWatch Ratings Service)) shall, after the date that any Lender becomes a Lender, downgrade the long-term certificate of deposit ratings of such Lender, and the resulting ratings shall be below BBB-, Baa3 and B (or BB, in the case of Lender that is an insurance company (or B, in the case of an insurance company not rated by InsuranceWatch Ratings Service)), then each Fronting Bank and the U.S. Borrower shall have the individual right, but not the obligation, upon notice to such Lender, to replace (or, in the case of a request by either Fronting Bank, to request the U.S. Borrower to use its reasonable efforts to replace) such Lender with an Assignee Lender (in accordance with and subject to the restrictions contained in Section 11.11.1), and such affected Lender hereby agrees to transfer and assign without recourse (in accordance with and subject to the restrictions contained in Section 11.11.1) all of its interests, rights and obligations in respect of its Commitment, Loans and other Obligations owing to it, together with the obligations of such affected Lender hereunder, to such Assignee Lender; provided, however, that (i) no such assignment shall conflict with any law, rule and regulation or order of any governmental authority and (ii) such Assignee Lender shall pay to such affected Lender in immediately available funds on the date of such assignment the principal of and interest accrued to the date of payment on the Loans made by such Lender hereunder and all other amounts accrued for such Lender's account or owed to it hereunder.

        SECTION 11.12. Other Transactions. Nothing contained herein shall preclude any Agent, the Fronting Lender or any other Lender from engaging in any transaction, in addition to those contemplated by this Agreement or any other Trade Document, with the Borrowers or any of their affiliates in which such Borrower or such affiliate is not restricted hereby from engaging with any other Person.

        SECTION 11.13. Forum Selection and Consent to Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER TRADE DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE AGENTS, THE LENDERS, GROUP OR THE BORROWERS SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK, LOCATED IN NEW YORK COUNTY, OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK. THE PARTIES HERETO HEREBY EXPRESSLY AND IRREVOCABLY SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, LOCATED IN NEW YORK COUNTY, AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREE TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. EACH FOREIGN BORROWER HEREBY IRREVOCABLY APPOINTS THE U.S. BORROWER (IN SUCH CAPACITY, THE "PROCESS AGENT"), WITH AN OFFICE ON THE DATE HEREOF AT 90 PARK AVENUE, NEW YORK, NEW YORK 10016, UNITED STATES, AS ITS AGENT TO RECEIVE, ON SUCH FOREIGN BORROWER'S BEHALF AND ON BEHALF OF SUCH FOREIGN BORROWER'S PROPERTY, SERVICE OF COPIES
OF THE SUMMONS AND COMPLAINT AND ANY OTHER PROCESS WHICH MAY BE SERVED IN ANY SUCH ACTION OR PROCEEDING. SUCH SERVICE MAY BE MADE BY MAILING OR DELIVERING A COPY OF SUCH PROCESS TO SUCH FOREIGN BORROWER IN CARE OF THE PROCESS AGENT AT THE PROCESS AGENT'S ABOVE ADDRESS, AND SUCH FOREIGN BORROWER HEREBY IRREVOCABLY AUTHORIZES AND DIRECTS THE PROCESS AGENT TO ACCEPT SUCH SERVICE ON ITS BEHALF. AS AN ALTERNATIVE METHOD OF SERVICE, EACH BORROWER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. EACH BORROWER HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT ANY BORROWER HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, SUCH BORROWER HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT AND THE OTHER TRADE DOCUMENTS.

        SECTION 11.14. Waiver of Jury Trial. THE PARTIES HERETO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER TRADE DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE AGENTS, THE LENDERS, THE FRONTING BANKS, GROUP OR THE BORROWERS. THE PARTIES HERETO ACKNOWLEDGE AND AGREE THAT THEY HAVE RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER TRADE DOCUMENT TO WHICH IT IS A PARTY) AND GROUP AND EACH BORROWER ACKNOWLEDGES THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE AGENTS, THE FRONTING BANKS AND THE LENDERS ENTERING INTO THIS AGREEMENT AND EACH SUCH OTHER TRADE DOCUMENT.

        SECTION 11.15. UCP; etc. (a) The Uniform Customs and Practice for Documentary Credits as most recently published by the International Chamber of Commerce (the "UCP") shall in all respects apply to each Letter of Credit issued hereunder and shall be deemed for such purpose to be a part hereof as if fully incorporated herein. In the event of any conflict between the UCP and the governing law of the Agreement, the UCP shall prevail to the extent necessary to remove the conflict.

        (b) In the event of any issuance of a Letter of Credit for which any Borrower may apply from time to time hereafter, or, of any extension of the maturity or time for presentation of any Draft, or, of any renewal, extension or increase in the amount of a Letter of Credit or any other modifications of its terms, in each case with the consent or at the request of the U.S. Borrower, the terms of the Agreement shall continue in force and apply to the Letter of Credit so issued, or, to a Letter of Credit so renewed, extended, increased or otherwise modified, or, to any, Draft, document or property covered thereby and to any action taken by either Fronting Bank or its agents or correspondents in accordance with such issuance, renewal, extension, increase or other modification.

        SECTION 11.16. Usury Restraint. The provisions of this Agreement shall be subject to any applicable law, regulation, order, rule or direction (a "Usury Restraint") which prohibits or restricts the charging, receipt or retention of interest or other amounts at the rates and amounts set forth herein (the "Stated Rate") in excess (the "Excess") of the maximum rates or amount (the "Maximum Rate") stipulated in the Usury Restraint. The provisions of this Agreement shall not require the payment or permit the collection of interest in excess of the Maximum Rate from time to time. If the Lenders comply (whether or not required to do so at law) with such Usury Restraint then, to the extent permitted by law, a subsequent reduction in the Stated Rate below the Maximum Rate shall be deemed not to reduce the Stated Rate below the Maximum Rate until the total amount of interest and other amounts earned and retained, measured by a dollar amount, equals the amount of interest and other amounts which would have been earned and retained hereunder, inclusive of the Excess, measured by a dollar amount, if the Stated Rate had not been held at the Maximum Rate or any amount had not been refunded to the applicable Borrower.

        SECTION 11.17. Judgment Currency. The Obligations of the Borrowers, Group and each other Obligor in respect of any sum due to any Lender, each Fronting Bank or the Administrative Agent hereunder, under the Notes or under or in respect of any other Trade Document shall, notwithstanding any judgment in a currency (the "Judgment Currency") other than Dollars, be discharged only to the extent that on the Business Day following receipt by such Lender, the applicable Fronting Bank or the Administrative Agent of any sum adjudged to be so due in the Judgment Currency, such Lender, the applicable Fronting Bank or the Administrative Agent, in accordance with normal banking procedures, purchases Dollars with the Judgment Currency. If the amount of Dollars so purchased is less than the sum originally due to such Lender, either Fronting Bank or the Administrative Agent, each Borrower and Group agrees as a separate obligation and notwithstanding any such judgment, to indemnify each Lender, such Fronting Bank and the Administrative Agent, as the case may be, against such loss.

        SECTION 11.18. Future Wholly-Owned Domestic Subsidiaries Designated as Warnaco Sub Borrowers. Upon no less than 30 days', and no more than 60 days' (or such lesser or greater periods of time as may be approved by the Administrative Agent), written notice to the Administrative Agent, Group may from time to time designate certain of its wholly-owned Domestic Subsidiaries to be Warnaco Sub Borrowers hereunder and Schedule I shall be deemed revised to reflect such designation; provided that,

               (a) (i) at no time shall there be more than fifteen (15) Borrowers under this Agreement and (ii) prior to becoming a Warnaco Sub Borrower hereunder, each such designated wholly-owned Domestic Subsidiary shall have executed and delivered a Joinder Agreement and shall have executed and delivered to the Administrative Agent (or otherwise become a party to) a Domestic Subsidiary Guaranty. Upon compliance with this clause (a), each designated Warnaco Sub Borrower shall become, for all purposes, a Borrower under this Agreement, and shall have all the rights, powers and obligations of a Borrower hereunder; and

               (b) from time to time Group may, or if necessary to comply with clause (a)(i) of this Section 11.18 shall, execute and deliver to the Administrative Agent a Designation and Release Certificate which shall designate one or more of the Sub Borrower, the Foreign Borrowers or the Warnaco Sub Borrowers (each such designated Borrower, a "Released Borrower") which, immediately prior to the date of such Designation and Release Certificate, was a Borrower under this Agreement and which shall, upon delivery of such Designation and Release Certificate, no longer be a "Borrower" (or Sub Borrower, Foreign Borrower or Warnaco Sub Borrower, as the case may be) for purposes of this Agreement; and such Released Borrower shall (i) repay in full the entire unpaid principal amount of its outstanding Loans, if any, (ii) cash collateralize any and all Letters of Credit issued and/or Acceptances created, as the case may be, in respect of which it has a Reimbursement Obligation,
        (iii) pay in full any and all reasonable costs and expenses (including attorneys' fees as well as those costs and expenses set forth in Section 5.2) incurred in connection with its release hereunder, (iv) pursuant to Section 11.5, acknowledge and confirm that certain of the provisions of this Agreement shall, notwithstanding the Released Borrower's release hereunder, be continuing obligations and shall survive such release, and (v) execute and deliver a certificate, in form and substance satisfactory to the Administrative Agent, certifying that all of the events set forth in clauses (b)(i) through (b)(iv) above shall have occurred. Upon delivery of the certificate described in clause
        (b)(v) above, such Released Borrower shall automatically be released from all obligations of a Borrower hereunder (except such obligations which survive pursuant to Section 11.5) without requiring any further action by any party, including any written release by any of the Lender Parties.

        SECTION 11.19. Assumption of Certain Loans by U.S. Borrower. (a) The U.S. Borrower may, from time to time, provide both the Administrative Agent and each Fronting Bank with no less than five (5) Business Days' written notice that it intends to assume those LIBO Rate Loans made by the Fronting Banks to Warnaco (HK) (each such notice, an "Assumption Notice"), and upon the date which is five (5) Business Days following the date of such Assumption Notice (each such date, an "Assumption Date"), each Loan so identified shall be deemed to be assumed in toto by the U.S. Borrower, without any further action by the U.S. Borrower, either Fronting Bank or any other Person, and all obligations in respect of each such Loan, from and after such Assumption Date, shall be deemed to be the sole and direct obligation of the U.S. Borrower for all purposes of this Agreement and Warnaco (HK) shall, concurrently with such assumption, be released of its obligations to repay each such Loan for all purposes of this Agreement.

        (b) In furtherance of the foregoing, on any Assumption Date, the U.S. Borrower: (i) agrees to be bound by and perform each duty and obligation with respect to the applicable Loan as if it were the original "Borrower" of such Loan; (ii) accepts and assumes all liabilities related to any representation or warranty made by, as applicable, Warnaco (HK) in connection with the applicable Loan and confirms and restates all such representations and warranties as of such Assumption Date as if it were the original "Borrower" of such Loan; and (iii) confirms and acknowledges that it is the "Borrower" referred to in this Agreement with respect to the applicable Loan as if it had been the "Borrower" thereof under this Agreement from the original making of such Loan.

        SECTION 11.20. Joinder to Loan Documents. By its signature below, each Lender hereby:

               (a) confirms that it has received a copy of the Intercreditor Agreement, the Collateral Documents and all of the other Loan Documents; and

               (b) agrees that it will (i) be bound by the provisions of the Intercreditor Agreement, each Collateral Document and each other Loan Document, in each case, applicable to it as a Lender Party and (ii) perform all obligations which are required to be performed by it as a Lender Party pursuant to the Intercreditor Agreement, each Collateral Document and each other Loan Document.

From and after the date hereof, each Lender shall be a "Lender Party" for all purposes under the Loan Documents, have the rights and obligations of a Lender Party under the Intercreditor Agreement, the Facility Agreement, and under the other Loan Documents and be bound by the provisions of the Loan Documents.


        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                   WARNACO INC.


                                   By:                  /s/
                                          --------------------------------
                                          Title:

                                   Address:      90 Park Avenue
                                                 New York, New York  10016

                                   Facsimile No.:212-687-0480

                                   Attention:    Chief Financial Officer
                                                        General Counsel


                                   WARNACO (HK) LTD.


                                   By:                  /s/
                                          --------------------------------
                                          Title:

                                   Address:      2A, Jing Hin Industrial Bldg.
                                                 5 Wang Kee Street
                                                 Kowloon Bay, Kowloon
                                                 Hong Kong

                                   Facsimile No.:852-2755-2265

                                   Attention:    Director of Finance


                                   DESIGNER HOLDINGS, LTD.


                                   By:                  /s/
                                          --------------------------------
                                          Title:

                                   Address:      90 Park Avenue
                                                 New York, New York 10016

                                   Facsimile No.:212-687-0480

                                   Attention:    Chief Financial Officer
                                                        General Counsel

                                   AUTHENTIC FITNESS PRODUCTS, INC.


                                   By:                  /s/
                                          --------------------------------
                                          Title:

                                   Address:      90 Park Avenue
                                                 New York, New York 10016

                                   Facsimile No.:212-687-0480

                                   Attention:    Chief Financial Officer
                                                        General Counsel

                                   WARNACO B.V.


                                   By:                  /s/
                                          --------------------------------
                                          Title:

                                   By:                  /s/
                                          --------------------------------
                                          Title:

                                   Address:      c/o Warnaco Inc.
                                                 90 Park Avenue
                                                 New York, New York 10016

                                   Facsimile No.:212-687-0480

                                   Attention:    Chief Financial Officer
                                                        General Counsel


                                   WARNACO NETHERLANDS B.V.



                                   By:                  /s/
                                          --------------------------------
                                          Title:



                                   By:                  /s/
                                          --------------------------------
                                          Title:

                                   Address:      c/o Warnaco Inc.
                                                 90 Park Avenue
                                                 New York, New York  10016

                                   Facsimile No.:212-687-0480

                                   Attention:    Chief Financial Officer
                                                        General Counsel


                                   WARNACO HOLLAND B.V.



                                   By:                  /s/
                                          --------------------------------
                                          Title:



                                   By:                  /s/
                                          --------------------------------
                                          Title:

                                   Address:      c/o Warnaco Inc.
                                                 90 Park Avenue
                                                 New York, New York  10016

                                   Facsimile No.:212-687-0480

                                   Attention:    Chief Financial Officer
                                                        General Counsel


                                   THE WARNACO GROUP, INC.



                                   By:                  /s/
                                          --------------------------------
                                          Title:

                                   Address:      90 Park Avenue
                                                 New York, New York  10016

                                   Facsimile No.:212-687-0480

                                   Attention:    Chief Financial Officer
                                                        General Counsel


                                   THE BANK OF NOVA SCOTIA,
                                          as Administrative Agent


                                   By:                  /s/
                                          --------------------------------
                                          Title:


                                   BANK OF AMERICA, N.A.


                                   By:                  /s/
                                          --------------------------------
                                          Title:


                                   SOCIETE GENERALE


                                   By:                  /s/
                                          --------------------------------
                                          Title:


                                   CITIBANK, N.A.



                                   By:                  /s/
                                          --------------------------------
                                          Title:


                                   THE BANK OF NOVA SCOTIA


                                   By:                  /s/
                                          --------------------------------
                                          Title:


                                   CITIBANK, N.A.


                                   By:                  /s/
                                          --------------------------------
                                          Title:


                                   THE BANK OF NEW YORK


                                    By:                /s/
                                          --------------------------------
                                          Title:


                                   COMMERZBANK AG, NEW YORK BRANCH


                                   By:                  /s/
                                          --------------------------------
                                          Title:


                                   By:                  /s/
                                          --------------------------------
                                          Title:


                                   THE DAI-ICHI KANGYO BANK, LIMITED


                                   By:                  /s/
                                          --------------------------------
                                          Title:


                                   FLEET NATIONAL BANK


                                   By:                  /s/
                                          --------------------------------
                                          Title:


                                   SOCIETE GENERALE


                                   By:                  /s/
                                          --------------------------------
                                          Title:


                                   BANK OF AMERICA, N.A.


                                   By:                  /s/
                                          --------------------------------
                                          Title:


                                   BANK OF TOKYO-MITSUBISHI TRUST
                                     COMPANY


                                   By:                  /s/
                                          --------------------------------
                                          Title:


                                   BANKBOSTON, N.A.



                                   By:                  /s/
                                          --------------------------------
                                          Title:


                                   UNICREDIT ITALIANO


                                   By:                  /s/
                                          --------------------------------
                                          Title:


                                   By:                  /s/
                                          --------------------------------
                                          Title:


                                   THE FUJI BANK, LIMITED,
                                   NEW YORK BRANCH


                                   By:                  /s/
                                          --------------------------------
                                          Title:


                                   THE INDUSTRIAL BANK OF JAPAN


                                   By:                  /s/
                                          --------------------------------
                                          Title:


                                   KBC BANK N.V.



                                   By:                  /s/
                                          --------------------------------
                                          Title:


                                   HSBC BANK USA


                                   By:                  /s/
                                          --------------------------------
                                          Title:


                                   MERITA BANK PLC - NEW YORK BRANCH


                                   By:                  /s/
                                          --------------------------------
                                          Title:


                                   By:                  /s/
                                          --------------------------------
                                          Title:


                                   MORGAN GUARANTY TRUST COMPANY
                                     OF NEW YORK


                                   By:                  /s/
                                          --------------------------------
                                          Title:


                                   THE SANWA BANK, LIMITED,
                                   NEW YORK BRANCH


                                   By:                  /s/
                                          --------------------------------
                                          Title:


                                   DEN DANSKE BANK


                                   By:                  /s/
                                          --------------------------------
                                          Title:


                                   REPUBLIC NATIONAL BANK


                                   By:                  /s/
                                          --------------------------------
                                          Title:


                                   STANDARD CHARTERED BANK


                                   By:                  /s/
                                          --------------------------------
                                          Title:


                                   SUN TRUST BANK


                                   By:                  /s/
                                          --------------------------------
                                          Title:

                                   By:                  /s/
                                          --------------------------------
                                          Title:


                                   WACHOVIA BANK, N.A.


                                   By:                  /s/
                                          --------------------------------
                                          Title:


                                   BANK LEUMI USA


                                   By:                  /s/
                                          --------------------------------
                                          Title:




                             TABLE OF CONTENTS

Section                                                                  Page

                                 ARTICLE I
                      DEFINITIONS AND ACCOUNTING TERMS

1.1.       Defined Terms......................................................2
1.2.       Use of Defined Terms..............................................16
1.3.       Cross-References..................................................16
1.4.       Accounting and Financial Determinations...........................16

                                 ARTICLE II
                COMMITMENTS, BORROWING PROCEDURES AND NOTES

2.1.       Commitments.......................................................16
2.1.1.     Loan Commitment...................................................16
2.1.2.     Commitment to Issue Letters of Credit and Create Acceptances......18
2.1.3.     Lenders Not Required to Make Loans and Fronting Banks Not
           Required to Issue Letters of Credit or Create Acceptances
           Under Certain Circumstances.......................................19
2.2.       Reduction of the Commitment Amount................................20
2.3.       Borrowing Procedure; Interim Loans Refinanced With Loans
           Hereunder.........................................................20
2.4.       Continuation and Conversion Elections.............................23
2.5.       Funding...........................................................23
2.6.       Notes.............................................................23

                                ARTICLE III
                 REPAYMENTS, PREPAYMENTS, INTEREST AND FEES

3.1.       Repayments and Prepayments........................................24
3.2.       Interest Provisions...............................................25
3.2.1.     Rates.............................................................25
3.2.2.     Default Rates.....................................................26
3.2.3.     Payment Dates.....................................................26
3.2.4.     Allocation of Interest Payments...................................27
3.3.       Fees..............................................................28
3.3.1.     Letter of Credit and Acceptance Fees Payable to the
           Lenders...........................................................28
3.3.2.     Letter of Credit and Acceptance Fees Payable to the
           Fronting Banks....................................................28
3.3.3.     Fee Letters.......................................................29
3.3.4.     Facility Fee......................................................29


                                 ARTICLE IV
                     LETTERS OF CREDIT AND ACCEPTANCES

4.1.       Issuance of Letters of Credit and Creation of Acceptances.........29
4.1.1.     Letters of Credit.................................................29
4.1.2.     Non-U.S. Letters of Credit........................................31
4.1.3.     Acceptances.......................................................32
4.2.       Issuances, Extensions and Creations...............................33
4.3.       Destruction of Goods, etc.........................................34
4.4.       Other Lenders' Participation......................................34
4.5.       Disbursements and Maturities......................................35
4.6.       Reimbursement; Outstanding Letters, etc...........................36
4.7.       Deemed Disbursements..............................................38
4.8.       Nature of Reimbursement Obligations...............................39

                                 ARTICLE V
                   CERTAIN LIBO RATE AND OTHER PROVISIONS

5.1.       Incorporation by Reference of Certain LIBO Rate, Increased
           Capital Costs, Other Provisions...................................40
5.2.       Funding Losses....................................................40
5.3.       Taxes.............................................................41
5.4.       Payments, Computations, etc.......................................41
5.5.       Sharing of Payments...............................................41
5.6.       Setoff............................................................42
5.7.       Currency Fluctuations, etc........................................42
5.8.       European Monetary Union...........................................43

                                 ARTICLE VI
                            CONDITIONS PRECEDENT


6.1.       Initial Credit Extension..........................................43
6.1.1.     Resolutions, etc..................................................43
6.1.2.     Delivery of Notes.................................................44
6.1.3.     Closing Date Certificate..........................................44
6.1.4.     Effectiveness of Modification Agreement, Intercreditor
           Agreement.........................................................44
6.1.5.     Tradexpress Agreement; MicroTrade Agreement.......................44
6.1.6.     Opinions of Counsel...............................................44
6.1.7.     Fee Letters.......................................................45
6.2.       All Credit Extensions.............................................45
6.2.1.     Compliance with Warranties, No Default, etc.......................45
6.2.2.     Credit Request....................................................45
6.2.3.     Satisfactory Legal Form...........................................46

                                ARTICLE VII
                       REPRESENTATIONS AND WARRANTIES

7.1.       Incorporation by Reference of Representations.....................46

                                ARTICLE VIII
                                 COVENANTS

8.1.       Affirmative Covenants.............................................46
8.1.1.     Incorporation by Reference of Affirmative and Reporting
           Covenants.........................................................46
8.1.2.     Use of Proceeds...................................................46
8.1.3.     Possession, etc...................................................47
8.2.       Financial and Negative Covenants..................................48

                                 ARTICLE IX
                             EVENTS OF DEFAULT

9.1.       Listing of Events of Default......................................48
9.1.1.     Non-Payment of Obligations........................................48
9.1.2.     Breach of Warranty................................................48
9.1.3.     Non-Performance of Certain Covenants and Obligations..............48
9.1.4.     Termination, etc., of Trade Documents.............................48
9.1.5.     Event of Default Under Modification Agreement.....................48
9.2.       Action Upon Bankruptcy Event......................................49
9.3.       Action Upon Other Event of Default................................49

                                 ARTICLE X
                       THE AGENTS, THE FRONTING BANKS

10.1.      Actions...........................................................49
10.2.      Copies, etc.......................................................50
10.3.      Exculpation.......................................................50
10.4.      Successor.........................................................50
10.5.      Loans Made, Letters of Credit Issued or Acceptances Created
           by Scotiabank and BofA............................................51
10.6.      Credit Decisions..................................................51
10.7.      Defaults..........................................................52
10.8.      Authorization of Administrative Agent Relating to the Loan
           Documents.........................................................52

                                 ARTICLE XI
                          MISCELLANEOUS PROVISIONS

11.1.      Waivers, Amendments, etc..........................................52
11.2.      Notices...........................................................53
11.3.      Payment of Costs and Expenses.....................................54
11.4.      Indemnification...................................................54
11.5.      Survival..........................................................55
11.6.      Severability......................................................55
11.7.      Headings..........................................................55
11.8.      Execution in Counterparts, Effectiveness, etc.....................55
11.9.      Governing Law; Entire Agreement...................................56
11.10.     Successors and Assigns............................................56
11.11.     Sale and Transfer of Loans and Notes; Participations in
           Loans and Notes...................................................56
11.11.1.   Assignments.......................................................56
11.11.2.   Participations....................................................58
11.11.3.   Fronting Bank Assignments.........................................58
11.12.     Other Transactions................................................59
11.13.     Forum Selection and Consent to Jurisdiction.......................59
11.14.     Waiver of Jury Trial..............................................60
11.15.     UCP; etc..........................................................60
11.16.     Usury Restraint...................................................61
11.17.     Judgment Currency.................................................61
11.18.     Future Wholly-Owned Domestic Subsidiaries Designated
           as Warnaco Sub Borrowers..........................................61
11.19.     Assumption of Certain Loans by U.S. Borrower......................62
11.20.     Joinder to Loan Documents.........................................63




SCHEDULE I        -   List of Warnaco Sub Borrowers
SCHEDULE II       -   Percentages; LIBOR Office: Domestic Office
SCHEDULE III      -   List of Interim [Loans]
SCHEDULE IV       -   Amount of Lender's Note
SCHEDULE V        -   Aggregate Amount

EXHIBIT A         -   Form of Note
EXHIBIT B         -   Form of Issuance Request
EXHIBIT C         -   Form of Borrowing Request
EXHIBIT D         -   Form of Continuation/Conversion Notice
EXHIBIT E         -   Form of Lender Assignment Agreement
EXHIBIT F         -   Form of Joinder Agreement
EXHIBIT G         -   Form of Designation and Release Certificate
EXHIBIT H         -   Form of Intercreditor Agreement
EXHIBIT I         -   Form of Modification Agreement